                                                                    Exhibit 10.2


                         AGREEMENT FOR PURCHASE AND SALE

                                       FOR

                             HOTEL VENTURE PORTFOLIO

                                       AND

                            JOINT ESCROW INSTRUCTIONS

                                TABLE OF CONTENTS

                                                                            Page

1.   Definitions...............................................................2

     1.1   General.............................................................2

     1.2   Other Definitions..................................................14

2.   Purchase and Sale........................................................15

3.   Purchase Price; Allocation...............................................15

     3.1   Purchase Price.....................................................15

     3.2   Certification of Net Operating Income..............................15

     3.3   Allocation of Price................................................16

4.   Title and Due Diligence Conditions.......................................16

     4.1   Delivery of Property Records and Title Documents...................16

     4.2   Survey.............................................................16

     4.3   Estoppels and Consents.............................................16

     4.4   Buyer's Review and Approval of Title...............................17

     4.5   Access to Property and Records.....................................18

     4.6   Indemnification....................................................19

     4.7   Buyer's Right of Termination.......................................19

     4.8   Due Diligence Costs................................................19

5.   Representations and Warranties...........................................20

     5.1   By Sellers.........................................................20

     5.2   By Buyer...........................................................29

     5.3   Notice of Subsequent Event or Discovery............................30

6.   Operation of the Hotels Pending Closing..................................30

7.   Other Agreements.........................................................31

     7.1   Liquor License(s) and Inventory....................................31

     7.2   Property of Guests.................................................32

     7.3   Retention of Funds.................................................33

     7.4   2004 Interim Financial Statements..................................33

     7.5   Further Assurances.................................................33

     7.6   Government Approvals and Third Party Consents......................33

     7.7   Exclusivity........................................................34

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

8.   Prorations, Credits and Other Adjustments................................34

     8.1   Proration of Taxes.................................................34

     8.2   Proration of Expenses..............................................34

     8.3   Hotel Revenues.....................................................35

     8.4   Hotel Payables.....................................................36

     8.5   Other Credits to Buyer.............................................36

     8.6   Other Credits to Sellers...........................................36

     8.7   Regarding Hotel Prorations Generally...............................37

     8.8   Preliminary Closing Statement......................................37

9.   Conditions to Closing....................................................37

     9.1   In Buyer's Favor...................................................37

     9.2   In Sellers' Favor..................................................39

     9.3   Pre-Closing Damage or Destruction..................................40

10.  Closing..................................................................41

     10.1  Closing Date; Location.............................................41

     10.2  Pro Forma Title Policies...........................................41

     10.3  Sellers' Deliveries................................................41

     10.4  Buyer's Deliveries.................................................42

     10.5  Closing Costs......................................................43

     10.6  Completion of Closing..............................................44

     10.7  Escrow and Recording Instructions..................................44

     10.8  Delivery of Possession.............................................44

     10.9  Procedure for Termination of Escrow................................45

     10.10 Maintenance of Confidentiality by Escrow Agent.....................45

11.  Post-Closing Adjustments.................................................45

     11.1  Final Closing Statement............................................45

     11.2  Disputes...........................................................46

     11.3  Settlement.........................................................46

     11.4  Subsequent Tax Bills...............................................46

12.  Third-Party Claims and Obligations.......................................47

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

     12.1  Assumed and Retained Liabilities...................................47

     12.2  Employee Liabilities...............................................47

13.  Indemnification..........................................................47

     13.1  Indemnification; Survival..........................................47

     13.2  Third-Party Claims and Obligations.................................48

     13.3  Time Limitation on Claims..........................................50

     13.4  Seller Liquidated Damages..........................................51

14.  Termination..............................................................52

15.  Assignment...............................................................53

16.  Notices..................................................................53

17.  General Provisions.......................................................54

     17.1  Confidentiality....................................................54

     17.2  Effect of Termination..............................................55

     17.3  Construction; Participation in Drafting............................55

     17.4  No Third-Party Beneficiaries.......................................55

     17.5  Survival of Provisions.............................................55

     17.6  Integration and Binding Effect.....................................55

     17.7  Computation of Time................................................56

     17.8  Captions...........................................................56

     17.9  Further Assurances.................................................56

     17.10 Enforcement Costs..................................................56

     17.11 Governing Law......................................................56

     17.12 Counterparts.......................................................56

                             SCHEDULES AND EXHIBITS

Exhibits
--------

Exhibit A  Schedule of Contracts
Exhibit B  Form of Bill of Sale
Exhibit C Form of Agreement of Assignment and Assumption of Assumed Contracts Exhibit D Form of Deeds
Exhibit E  Form of FIRPTA Certificate
Exhibit F  Form of General Assignment and Assumption Agreement
Exhibit G  Hotel Parcels
Exhibit H  Hotel Properties
Exhibit I  Form of Tenant Leases Assignment
Exhibit J  Schedule of Offsite Rights
Exhibit K Form of Agreement for Assignment and Assumption of Offsite Rights Exhibit L Form of Sellers' Closing Certificate
Exhibit M  Survey of Each Hotel Parcel
Exhibit N  Form of Hotel License Estoppel Certificate
Exhibit O  Form of Hotel Management Estoppel Certificate
Exhibit P  Form of Assumed Loan Estoppel Certificate
Exhibit Q  Form of Tenant Estoppel Certificate
Exhibit R  Equipment Leases
Exhibit S  Form of Notice to Tenant of Sale of Hotel (Lease)

Schedules
---------

Schedule 1.1(a)
Schedule 5.1(a)
Schedule 5.1(d)
Schedule 5.1(e)
Schedule 5.1(f)
Schedule 5.1(g)
Schedule 5.1(h)
Schedule 5.1(i)(3)
Schedule 5.1(i)(5)
Schedule 5.1(i)(6)
Schedule 5.1(j)
Schedule 5.1(k)
Schedule 5.1(l)
Schedule 5.1(m)(1)
Schedule 5.1(m)(2)
Schedule 5.1(n)
Schedule 5.1(o)
Schedule 5.1(p)
Schedule 5.1(q)
Schedule 5.1(r)

Schedule 5.1(u)
Schedule 5.1(v)
Schedule 5.1(w)(1)
Schedule 5.1(w)(3)
Schedule 5.2(d)
Schedule 8.3(c)

                         AGREEMENT FOR PURCHASE AND SALE

                                       FOR

                             HOTEL VENTURE PORTFOLIO

                                       AND

                            JOINT ESCROW INSTRUCTIONS

     THIS AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is made as of April 16, 2004 by and among Hotel Venture East, LP, a Texas limited partnership ("HVE"), Circa GP East, Inc., a Texas corporation ("GP East"), Hotel Venture West, LP, a Texas limited partnership ("HVW"), and Circa GP West, Inc., a Texas corporation ("GP West," and, together with HVE, GP East and HVW, the "Sellers"),

                                       and

     AP/APMC Partners, LLC, a Delaware limited liability company ("Buyer").

     WHEREAS, the Sellers collectively own or hold each of the Hotels;

     WHEREAS, Buyer desires to purchase and Sellers desire to sell the Hotels to Buyer;

     WHEREAS, in connection with the initial public offering of the common stock of Newco, Buyer intends to assign all of its rights in and to this Agreement to Newco;

     WHEREAS, the Parties intend that the Closing under this Agreement occur simultaneously with the Newco IPO Closing and that a portion of the net proceeds received by Newco in the Newco IPO be used to fund the Purchase Price hereunder and other costs associated with the transactions contemplated hereby; and

     WHEREAS, the respective governing bodies of each of the Sellers and the Buyer deem it advisable and in the best interests of such persons and their respective stockholders, partners, members and beneficiaries, respectively, that the Parties effect the transactions herein described.

     NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and conditions contained herein, the parties hereto (together, the "Parties" and each, sometimes, a "Party") do hereby agree and covenant with each other as follows:

1.   Definitions.

     1.1 General. As used in this Agreement, the following defined terms shall have the meanings indicated below:

     "Account" means any account receivable to be assigned by Sellers to Buyer or Buyer's nominee at Closing, pursuant to Section 8.3; and "the Accounts" means all such accounts receivable.

     "Accountant" has the meaning specified in Section 3.2.

     "Accountant's Review" has the meaning specified in Section 3.2.

     "Actions" means all actions, claims, suits, litigation, proceedings, labor disputes, arbitral actions, governmental audits, inquiries, criminal prosecutions, investigations or unfair labor practice charges or complaints.

     "Affiliate" means, with respect to an indicated person, any other person who directly or indirectly controls, is controlled by or is under common control with such indicated person.

     "Approval Date" means April 15, 2004.

     "Assumed Contracts" means the Contracts identified on the Schedule of Contracts attached hereto as Exhibit A, other than Excluded Contracts.

     "Assumed Loan Agreements" means each of the agreements representing first mortgage indebtedness of Sellers secured by one or more Hotels set forth on
Schedule 1.1(a) hereto.

     "Assumed Loan Estoppel Certificate" has the meaning specified in
Section 4.3(c).

     "Assumption Fees" means (i) the assumption fees payable to the Secured Lender pursuant to the Assumed Loan Agreements in connection with the assignment thereof to Buyer, up to one percent (1%) of the aggregate outstanding principal amount under such Assumed Loan Agreements at Closing, and (ii) the costs, fees and expenses of the Secured Lender and its counsel in connection with the assignment of the Assumed Loan Agreements to Buyer.

     "Billings Liquor Licensee" means Billings HI Operating Company, a Texas corporation, the holder of the temporary Liquor License applicable to the Billings, Montana Holiday Inn.

     "Bill of Sale" means an instrument, substantively in the form attached hereto as Exhibit B, for conveyance of the FF&E and Inventory to Buyer or Buyer's nominee.

     "Business Day" means a Day other than Saturday, Sunday or other Day when commercial banks in the State of New York are authorized or required by Law to close.

     "Buyer's Knowledge" means the knowledge of each of the officers and directors of Buyer which was or could have been obtained upon inquiry by such persons of those employees of Buyer whose duties would in the normal course of Buyer's affairs result in such employees having knowledge concerning the applicable subject matter.

     "Cash Bank" means, with respect to each Hotel, cash on hand in house banks and petty cash as of Closing.

     "Casualty" has the meaning specified in Section 9.3(b).

     "Claim" means any claim, demand, liability, legal action or proceeding, investigation, fine or other penalty, and loss, cost or expense related thereto (including, without limitation, attorneys' fees and disbursements actually and reasonably incurred).

     "Closing" means the concurrent delivery (i) by Sellers to Buyer of the Transfer Instruments and (ii) by Buyer to Sellers of the Purchase Price, in accordance with this Agreement.

     "Closing Date" has the meaning specified in Section 10.1.

     "Closing Documents" means the Transfer Instruments, the FIRPTA Certificate, the Offsite Rights Consents and all the other documents to be delivered hereunder at, or for purposes of effecting, Closing.

     "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985.

     "Collective Bargaining Agreements" mean those collective bargaining agreements (including all memoranda of understanding and supplementary letter agreements constituting written amendments thereto), if any, covering Hotel Employees.

     "Consumables" means the stock of supplies and other consumables used in the operation and maintenance of the Hotels in the Ordinary Course.

     "Contract" means any Assumed Loan Agreement, Service Contract, Equipment Lease, Hotel License Agreement or Hotel Management Agreements.

     "Contract Assignment" means an agreement of assignment and assumption of Assumed Contracts, substantively in the form attached hereto as Exhibit C, for the assignment to and assumption by Buyer or Buyer's nominee of the Assumed Contracts.

     "Counsel" means each Party's respective legal counsel for the transaction contemplated by this Agreement: with respect to Sellers, the firm of McGuire Craddock & Strother, P.C., and with respect to Buyer, the firm of Morgan, Lewis & Bockius LLP.

     "Day" means a calendar day.

     "Deeds" means the instruments substantively in the form attached hereto as Exhibit D for conveyance by Sellers to Buyer or Buyer's nominee of the Hotel Premises.

     "Disputed Payable" means any amount claimed by a third party to be payable with respect to any of the Hotels' operations but is disputed by Sellers to be owing (including the disputed portion of a bill, invoice or claim that Sellers otherwise acknowledge to be owing).

     "Effective Date" means the date of this Agreement.

     "Employee Leave" means vacation, sick leave and any other paid leave accrued or accruing with respect to Hotel Employees.

     "Employee Liabilities" means all obligations and liabilities, actual or contingent, with respect to Hotel Employees, whether accruing before or after Closing, including, without limitation, any and all obligations or liabilities:
(i) for wages, Employee Leave, fringe benefits, and payroll taxes; (ii) for contributions and other payments to Hotel Employee Plans, (iii) for worker's compensation claims based on any real or alleged occurrence prior to Closing, state unemployment insurance, state disability insurance or similar private or public unemployment or disability compensation arrangements in force prior to Closing; (iv) for Claims under applicable Laws governing employer/employee relations (including, without limitation, the National Labor Relations Act and other labor relations laws, fair employment standards Laws, fair employment practices and anti-discrimination Laws, the WARN Act, ERISA, MEPPA, the Occupational Health and Safety Act and COBRA) based on any real or alleged occurrence prior to Closing or any termination of employment upon Closing.

     "Environmental Condition" means the release into the environment of any pollution, including without limitation, any contaminant, pollutant, hazardous or toxic waste, substance or material as a result of which any Seller (i) has or may become liable to any person, (ii) is or was in violation of any Environmental Law, (iii) has or may be required to incur response costs for investigation or remediation, or (iv) by reason of which any Hotel Parcels or Hotel Improvements or other assets of any Seller, may be subject to any lien under Environmental Laws.

     "Environmental Laws" means all applicable and legally enforceable foreign, federal, state and local statutes or laws, common law, judgments, orders, regulations, licenses, permits, rules and ordinances relating to pollution or protection of health, safety or the environment, including, but not limited to the Federal Water Pollution Control Act (33 U.S.C Section 1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601(f) et seq.) and other similar state and local statutes, in effect as of the date hereof.

     "Environmental Liabilities and Costs" means all liabilities, obligations, responsibilities, obligations to conduct cleanup, losses, damages, deficiencies, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigations and feasibility studies and responding to governmental request for information or documents), fines, penalties, restitution and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, resulting from any claim or demand, by any person or entity, under any Environmental Law, or arising from Environmental Conditions.

     "Equipment Lease" means a personal property lease covering any item(s) of FF&E, including (without limitation) the Contracts identified as Equipment Leases in the Schedule of Contracts attached hereto as Exhibit A.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Escrow" means the escrow established pursuant to this Agreement for purposes of holding the Purchase Price and the Transfer Instruments to be recorded at Closing and, if Closing is effected through Escrow, for purposes of effecting the delivery of the other Closing Documents.

     "Escrow Agent" means Lawyers Title Insurance Corporation, acting through LandAmerica National Commercial Services at its office at 888 West 6th Street, 4th Floor, Los Angeles, California 90017, whenever acting in the capacity of an escrow holder pursuant hereto.

     "Escrow Delivery Date" has the meaning specified in Section 10.3(a).

     "Excluded Receivables" has the meaning specified in Section 8.3.

     "Existing Title Documents" has the meaning specified in Section 4.1.

     "Extended Coverage" means the deletion from the Title Policy of general exceptions for survey matters, unrecorded easements, mechanics' liens, unrecorded liens for taxes and assessments and rights of parties in possession under unrecorded leases, to the extent such deletions are customarily offered by the Title Company in the states where the Hotels are located.

     "FF&E" means any and all machinery, equipment, appliances, tools, furniture, fittings, removable fixtures and other articles of durable personal property of every kind and nature, including spare parts and reserve stock, which are owned or leased by or for the account of Sellers and are used or useable in the operation of any Hotel, including, without limitation and subject to depletion and replacement in the Ordinary Course: (i) office furniture and equipment, (ii) room furnishings, (iii) art work and other decorative items,
(iv) televisions, radios, VCRs and other consumer electronic equipment, (v) telecommunications equipment, (vi) computer equipment, (vii) automobiles, vans, trucks and other vehicles, (viii) blankets, pillows, linens, towels, sheets and other bed clothing, (ix) china, crystal, dishware, glassware, silverware, flatware and other dinnerware, tablecloths, napkins and other "operating inventory" as that term is used in the Uniform System of Accounts, (x) kitchen appliances, cookware and other cooking utensils, (xi) manuals, schematics, plans and other written materials pertaining to the use, operation, maintenance or repair of any item of FF&E, (xii) the Plans and other written or electronic materials and data pertaining to the construction, operation, maintenance or repair of any of the Hotel Improvements, and (xiii) software used in the operation of any Hotel; but excluding (A) personal property owned by any Hotel guest, tenant, concessionaire, licensee or other third party (unless such person owns such property for the account or benefit of Sellers), (B) manuals, records, software and other like materials owned by (and proprietary to) Manager, unless prepared or maintained primarily for a Hotel, and (C) computer software licensed to (rather than owned by) Sellers or Manager, unless (x) such license is by its terms transferable in connection with the sale of the Hotels to Buyer and (y) Buyer pays any fee or other charge imposed by the licensor in connection with such a transfer.

     "Final Statement" has the meaning specified in Section 11.1.

     "Financial Statements" means the combined audited financial statements of Sellers, consisting of the balance sheet of Sellers as of December 31, 2003 and December 31, 2002 and the audited financial statements of Hotel Venture Limited Partnership (as predecessor to Sellers), consisting of the balance sheets of Sellers as of May 31, 2002 and May 31, 2001, and the related statements of income and cash flows for the years then ended and the footnotes thereto. The audited balance sheet of Sellers as of December 31, 2003 is referred to herein as the "Balance Sheet" and December 31, 2003 is referred to herein as the "Balance Sheet Date." When delivered to Buyer in accordance with Section 7.3, the consolidated financial statements of Sellers for periods following the Balance Sheet Date, consisting of the balance sheet of Sellers and the related statements of income and cash flows for the period then ended will be deemed to be included in the definition of "Financial Statements" for all purposes under this Agreement, including, without limitation, the warranties and representations set forth in Section 5.1(k) and Section 5.1(p) hereof.

     "FIRPTA Certificate" means a certificate with respect to Sellers, substantively in the form attached as Exhibit E, confirming to Buyer that Sellers are not foreign persons or entities for purposes of Section 1445 of the Internal Revenue Code of 1986, as amended (with such supplemental statements as may be required to exempt the transactions contemplated hereby from any withholding tax requirements under applicable state Laws).

     "GAAP" means generally accepted accounting principles in the United States.

     "General Assignment" means general assignment and assumption agreement, substantively in the form attached hereto as Exhibit F, for the transfer by Sellers to Buyer or Buyer's nominee of the Intangibles.

     "Governmental Authority" means any of the United States Government, the government of any state of the United States or any county or municipality therein, and any executive department, legislative body, administrative or regulatory agency, court, officer (whether elected, appointed or otherwise designated) or other authority thereof, whenever purporting to act in an official capacity.

     "Guest Ledger Account" has the meaning specified in Section 8.3(a).

     "Hazardous Substance" means any petroleum or petroleum-related product, any asbestos-containing materials (whether or not friable), PCBs, formaldehyde foam, radioactive substances, toxic mold, biologically hazardous wastes or any other substance defined as "hazardous waste," "hazardous substance," "hazardous material," "toxic substance," "toxic waste," "carcinogenic," "mutagenic," "pollutant," "contaminant" or any other variant of such terms in, or otherwise subject to regulation under, Environmental Laws regulating the generation, storage, transportation, discharge, disposal, release or removal of environmentally hazardous substances.

     "Hotel Employee Plan" means an "employee benefit plan," as defined in ERISA, covering any of the Hotel Employees, other than a Multi-Employer Plan.

     "Hotel Employees" means all those persons currently employed at any Hotels (whether employed by a Seller, Manager or any Affiliate of any Seller or Manager).

     "Hotel Excise Taxes" means all sales, occupancy, room, telecommunications, beverage and similar taxes to which the operations of any Hotel is subject.

     "Hotel Improvements" means all of the buildings, other immovable structures and improvements and fixtures on the Hotel Parcels.

     "Hotel License Agreement" means any agreement pertaining to the use, in conjunction with any Hotel, of (i) one or more identifying trade names, trademarks, service marks, logos or other proprietary name or mark which is owned by a third party and/or (ii) a reservation system owned by a third party, unless such agreement is integrated in the Hotel Management Agreements. For all purposes under this Agreement, "Hotel License Agreement" shall not include any replacement or FF&E reserves that are held by any party pursuant to such Hotel License Agreements.

     "Hotel License Estoppel Certificate" has the meaning specified in Section 4.3(a).

     "Hotel Management Agreements" means the agreements with Manager relating to the management and operation of the Hotels, together with all agreements (including, without limitation, subordination and non-disturbance agreements and consents to assignment) which are amendatory or supplementary thereto.

     "Hotel Management Estoppel Certificate" has the meaning specified in
Section 4.3(b).

     "Hotel Parcels" means the parcels of land described in Exhibit G hereto, and all rights and interests in land and improvements appurtenant thereto, including, without limitation: (i) easements and rights-of-way, (ii) licenses and other privileges, (iii) rights in and to land underlying adjacent highways, streets and other public rights-of-way and rights of access thereto, (iv) rights in and to strips and gores of land within or adjoining any such parcel, (v) air rights, excess floor area rights and other transferable development rights belonging to or useable with respect to any such parcel, (vi) rights to utility connections and hook-ups, (vii) water rights, (viii) riparian rights, and (ix) any other rights which any Sellers may have in or with respect to land adjoining any such parcel (including land which is separated from any such parcel only by public highway, street or other right-of-way).

     "Hotel Payable" means any account payable outstanding as of Closing for any Hotel, other than Disputed Payables, but shall not include any sum which may become payable to Manager as a result of an early termination by Buyer of the Hotel Management Agreements following Closing.

     "Hotel Premises" means the Hotel Improvements and the Hotel Parcels.

     "Hotel Records" means all of the books, records, correspondence, Plans and other files, both paper and electronic (and including any accounting, database or other record-keeping software used in connection with such books, records and files which Sellers own or may otherwise transfer), that have been received or generated and maintained in the course of operation of the Hotels and that are in Sellers' or Manager's possession or control, including (without limitation) those generated and maintained by Manager (excluding only materials, such as Manager's system manuals, which are proprietary to Manager and which do not particularly concern the Hotels and software that is owned by Sellers or Manager and not utilized on-site at the Hotels).

     "Hotels" means the Hotel Premises, the Assumed Contracts, the Leases, the Offsite Rights, the FF&E, the Inventory, the Hotel Records, the Cash Banks and the Intangibles in any way used in connection with the hotels located on the properties described on Exhibit H.

     "Indemnified Person" has the meaning specified in Section 13.2(g)(1).

     "Indemnify" means to hold harmless, indemnify and (where the indemnification concerns a Claim) defend, by counsel reasonably satisfactory to the indemnified Party.

     "Indemnifying Party" has the meaning specified in Section 13.2(g)(1).

     "Initial Filing Deadline" means May 1, 2004.

     "Intangibles" means Sellers' rights, title and interest in the Marks, the Permits, the Repair Warranties, the Reservations and Reservation Deposits, the Accounts, the Hotel Records, the Plans and all other intangible personal property rights of whatever nature (excluding the Contracts and excluding such rights which are expressly excluded from the Hotels) constituting part of the goodwill of the Hotels' provided, that, nothing in this definition shall be deemed to limit or alter the Parties' obligations pursuant to Section 8.

     "Inventory" means (i) the Retail Inventory and (ii) the Consumables, but excluding Liquor Inventory if applicable alcoholic beverage control Laws require a separate sale and transfer of the Liquor Operations.

     "Laws" means any and all:

                         (a)  Constitutions, statutes, ordinances, rules,
regulations, orders, rulings or decrees of the United States or of the state, county or municipality in which any Hotel is located, or any other Governmental Authority (including, without limitation, building and safety codes, Title III of the Americans with Disabilities Act, the Occupational Safety and Health Act and similar state statutes, laws regarding Hazardous Substances and all regulations and rulings promulgated under or pursuant to any thereof).

                         (b)  Agreements with or covenants or commitments to any
Governmental Authority that are binding upon any Seller or any of the elements of any Hotel (including, without limitation, any requirements or conditions for the use or enjoyment of any license, permit, approval, authorization or consent legally required for the operation of any Hotel).

                         (c)  Recorded covenants, conditions and restrictions
affecting any Hotel Parcel.

     "Lease" means any space lease, license, concession or other such arrangement for use of space within any Hotel, other than transient use of guest rooms, banquet rooms or conference rooms by Hotel guests in the Ordinary Course.

     "Lease Assignment" means an assignment and assumption of Leases, substantively in the form attached hereto as Exhibit I.

     "Licensed Premises" means the areas within any Hotel described or otherwise identified in or with respect to a Liquor License as licensed for Liquor Operations.

     "Lien" means any mortgage, security interest, encumbrance, restriction, charge, deed of trust or other consensual lien, mechanic's or any materialman's lien, judgment lien, special improvement bond or bonded indebtedness, lien for delinquent Property Taxes or assessments, other Tax and statutory lien (other than the lien for non-delinquent Property Taxes and assessments or any lien arising out of any activity of Buyer).

     "Liquor Inventory" means all liquor, wine, beer and other alcoholic beverages held for sale to Hotel guests and others in the Ordinary Course or otherwise used in the operation of any Hotel, including (without limitation) the contents of any in-room servi-bars and mini-bars.

     "Liquor License" means any government license, permit or other authorization for the Liquor Operations and "the Liquor Licenses" means all such required licenses, permits and other authorizations.

     "Liquor Licensee" means the person(s) holding the applicable Liquor
License.

     "Liquor Operations" means the sale and/or service of liquor, wine, beer or other alcoholic beverages at any Hotel.

     "Loss" means any loss of property, revenues or business or any loss in value (but not purely speculative losses).

     "Manager" means the person currently engaged to manage the Hotels: namely, Six Continents Resources, Inc.

     "Mark" means any trademark, trade name, service mark, logo or other proprietary name, mark or design which is owned by any Seller (or licensed to any Seller and assignable in conjunction with a sale of the Hotel(s) owned by such Seller) and used exclusively or primarily in connection with any Hotel, together with all the good will associated with the use of such name, mark or design in connection any Hotel; and "the Marks" means all such names, marks, designs and good will.

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     "Material Adverse Effect" means with respect to any person, any change, development, event, occurrence, action or omission, that individually or in the aggregate could reasonably be expected to (i) result in a material adverse effect on the business, assets, properties, condition (financial or otherwise) or results of operations of such person or (ii) prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement and any other related agreements.

     "Material Casualty" has the meaning specified in Section 9.3(a).

     "MEPPA" means the Multi-Employer Pension Plan Amendments Act.

     "Multi-Employer Plan" means a "multiemployer plan," as defined in Section 3(37) of ERISA, to which contributions are made on behalf of any Hotel Employee(s).

     "Net Income" means, with respect to the Sellers for any period, the net income (loss) of Sellers generated by the Hotels, determined in accordance with GAAP, excluding any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

     "Net Operating Income" means, with respect to the Sellers for any period, the Net Income of Sellers generated by the Hotels for such period calculated in accordance with GAAP, plus (A) an amount equal to any extraordinary loss, plus
(B) provision for taxes based on income or profits to the extent such provision for taxes was included in computing Net Income, plus (C) consolidated interest expense of Sellers for such period, whether paid or accrued (including amortization of original issue discount, non-cash interest payments and the interest component of capital lease obligations), to the extent such expense was deducted in computing Net Income, plus (D) depreciation and amortization (including amortization of goodwill and other intangibles and deferred financing expenses) of Sellers for such period to the extent such depreciation and amortization were deducted in computing Net Income, and (E) provided, that, for purposes of calculating Net Operating Income, the base management fees of Sellers attributable to the Hotels shall be adjusted to equal three percent (3%) of each Hotel's gross room revenue for any period, plus (F) partnership level interest income to the extent included in the net income reported, will be included up to $5,750.00, and (G) audit fees will be deducted in an amount equal to $23,750.00.

     "Newco" means Capital Lodging, a Maryland real estate investment trust.

     "Newco IPO" means Newco's underwritten initial public offering of shares of its common stock, registered on Form S-11 (the "Newco Form S-11") and declared effective by the Securities and Exchange Commission.

     "Newco IPO Closing" means the receipt by Newco of the net proceeds of the Newco IPO.

     "Newco IPO Closing Deadline" means July 30, 2004.

     "Objectionable Title Matter" has the meaning specified in Section 4.4(a).

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     "Offsite Rights" means any lease, license or other agreement or arrangement
(other than those of record which are identified in the Title Reports) providing for use of another's real property in conjunction with the operation of any Hotel (as, by way of illustration and not limitation, use for vehicular parking and/or access), including, without limitation, the agreements identified on the Schedule of Offsite Rights attached hereto as Exhibit J.

     "Offsite Rights Assignment" means an agreement of assignment and assumption, substantively in the form attached hereto as Exhibit K, for the assignment to and assumption by Buyer or Buyer's nominee of the Offsite Rights.

     "Offsite Rights Consent" has the meaning specified in Section 9.1(i).

     "Offsite Rights Estoppel Certificate" has the meaning specified in Section 9.1(j).

     "Ordinary Course" with respect to any Hotel, means the course of day-to-day operation of such Hotel, in accordance with its current operating budget and in a manner which does not materially vary from the policies, practices and procedures which have generally characterized during the 24 months preceding the Effective Date.

     "Original" means any of (i) an original counterpart of any Lease, Offsite Rights or Assumed Contract, (ii) the original Hotel Records and (iii) other original documents comprising or evidencing the Intangibles; and "the Originals" means all of such items.

     "Outside Closing Date" means September 30, 2004.

     "Permit" means any permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper operation and use of any Hotel (including, without limitation, any certificates of occupancy with respect to the Hotel Improvements, elevator permits, conditional use permits, zoning variances, non-conforming use permits and business licenses, but excluding Liquor Licenses) to the extent held and assignable by any Seller or Manager or otherwise transferable with any Hotel.

     "Permitted Exceptions" means (i) liens for real property taxes and assessments not yet delinquent, other than liens for special improvement bond assessments or other bonded indebtedness, (ii) liens or encumbrances arising out of any activity of Buyer with respect to the Hotels, (iii) the Leases, (iv) the Assumed Contracts, (v) the Secured Loans, and (vi) any other matter deemed to be a Permitted Exception pursuant to Section 4.4.

     "Place of Closing" has the meaning specified in Section 10.1.

     "Plans" means the plans and specifications for the original construction of the Hotel Improvements, together with any subsequent material modifications thereof.

     "Preliminary Statement" has the meaning specified in Section 8.8.

     "Property Taxes" has the meaning specified in Section 8.1.

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     "Purchase Price" means the purchase price being paid by Buyer to Sellers for the Hotels, as specified in Section 3.1.

     "Registration Statement" has the meaning set forth in Section 13.1(a).

     "Repair Warranties" means the written guaranties, warranties and other obligations for repair or maintenance given by contractors, manufacturers or vendors with respect to the Hotel Improvements or FF&E, to the extent assignable by or at the direction of any Seller or Manager.

     "Reservation Deposit" means any deposit or advance payment received by any Seller or Manager in connection with any Reservation.

     "Reservations" means the reservations, commitments and other commitments or agreements for the use of guest rooms, conference rooms, dining rooms or other facilities in any Hotel, to the extent pertaining to periods from and after Closing.

     "Retail Inventory" means all retail goods held by any Seller or Manager for sale to Hotel guests and others in the Ordinary Course (excluding food and beverages served on-site at any Hotel).

     "Retained Funds Obligation" has the meaning set forth in Section 7.3.

     "Scheduled Capital Expenditures" means capital repairs, replacements and improvements that are (i) identified in the current capital expenditure budget of any Hotel or another Property Record delivered to Buyer pursuant to Section
4.1 and (ii) are shown on such budget or other document as scheduled to be completed by no later than the end of the calendar month in which Closing occurs.

     "Secured Lender" has the meaning set forth in Section 4.3(c).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended

     "Sellers' Closing Certificate" means a certificate duly executed by each Seller, in the form attached hereto as Exhibit L, certifying the accuracy of the matters described in Sections 9.1(a) and 9.1(b).

     "Sellers' Extraordinary S-11 Costs" means that portion of Sellers' expenses incurred in connection with the transactions described herein that are attributable to the Newco IPO and which would not be incurred by Sellers absent the filing of an initial public offering in connection with this Agreement, including legal and audit costs.

     "Sellers' Knowledge" means the knowledge of each of the officers and directors of each Seller and the Manager which was or could have been obtained upon inquiry by such persons of those employees of each Seller and the Manager, respectively, whose duties would in the normal course of each Seller's or the Manager's affairs, respectively, result in such employees having knowledge concerning the applicable subject matter; provided, that, with respect to

Sections 5.1(v) and 5.1(w) only, "Sellers' Knowledge" means the actual knowledge of each of the officers and directors of each Seller upon due inquiry of such persons to the Manager.

     "Service Contract" means any of the contracts or other arrangements, written or oral, for the continuing provision of services relating to the improvement, maintenance, repair, protection or operation of any Hotel.

     "Survey" means a survey of each Hotel Parcel meeting ALTA/ACSM standards specified in Exhibit M hereto, prepared and certified by a surveyor duly licensed in the State where the applicable Hotel Premises are located.

     "Tax Return" means all federal, state, county, local and foreign returns required to be filed with respect to Taxes.

     "Taxes" means any federal, state, local, foreign or other tax, duty, levy, impost, fee, assessment or other governmental charge, including, without limitation, income, gross receipts, sales, use, withholding, business, occupation, franchise, payroll, documentary and Property Tax.

     "Tenant Estoppel Certificate" has the meaning specified in Section 4.3(e).

     "Title Company" means Lawyer's Title Company, together with any agent through which it may act in issuing any of the Title Policies and with any co-insurers.

     "Title Policy" means an ALTA (Form B - 1970), or its local equivalent, owner's policy of title insurance, with Extended Coverage, insuring Buyer (or Buyer's nominee) that the insured has fee title or leasehold title, as applicable, to the applicable Hotel Premises and any appurtenant easements and Offsite Rights, and including the following endorsements (or their local equivalents):

                         (a)  CLTA Form 100 (Rev. 12/4/69), which may be
modified in the owner's policies by deleting Paragraphs 1(a), 1(c), 2(a) and 2(b) thereof,

                         (b)  CLTA Form 116, with respect to the building(s)
located on the Hotel Parcels,

                         (c)  CLTA Form 116.1, identifying the applicable Hotel
Parcel to the applicable Survey, appropriately modified for issuance under an owner's (rather than lender's) policy,

                         (d)  Where available and appropriate, CLTA Form 116.7,
insuring that the Hotel Parcels consist of legally subdivided parcels,

                         (e)  Where available and appropriate, a zoning
endorsement insuring that the Hotel Improvements are in compliance with local zoning requirements under applicable Laws,

                         (f)  If applicable, an endorsement effectively deleting
any "creditor's rights" printed exception in the Title Policy form,

                         (g)  Any other endorsements which are used by any
Seller to insure against a Lien or which are offered by such Seller and accepted by Buyer as the cure for any other title matter which is not a Permitted Exception, and

                         (h)  At Buyer's expense, such further endorsements as
may be available and requested by Buyer prior to the Closing Date; and

together with such re-insurance and/or co-insurance, from such additional title insurance companies, as Buyer may reasonably require.

     "Title Report" means a title report, title commitment or other such document, prepared and issued by the Title Company, describing the condition of title to the applicable Hotel Premises.

     "Trailing 12 Month Net Operating Income" means, with respect to any person, the Net Operating Income of such person during the twelve calendar months immediately preceding the applicable date.

     "Transactor" means, with respect to each Party, the person(s) authorized by such Party to execute and deliver Transfer Instruments and other Closing Documents on behalf of such Party.

     "Transfer Instruments" means all the instruments by which Sellers will convey the Hotels to Buyer and/or Buyer's nominees hereunder, including (without limitation) the Deeds, the Bill of Sale, any Offsite Rights Assignments, the Tenant Leases Assignment, the Contract Assignment and the General Assignment.

     "Uniform System of Accounts" means the Uniform System of Accounts, 9th revised edition, as published by the Hotel Association of New York City, Inc., and the Educational Institute of the American Hotel and Lodging Association.

     "Voucher" means any certificate, gift certificate, coupon, voucher, trade-out or other writing which entitles the holder or bearer to a credit (whether in a specified dollar amount or for a specified item, such as a room night or meal) to be applied against the usual charge for rooms, meals and/or other goods or services at any Hotel; but shall not include complimentary rooms (or room rates below average rack rates) granted to convention and other meeting groups in the Ordinary Course.

     "WARN Act" means the Worker Adjustment and Retraining Act of 1988, as amended.

     1.2 Other Definitions. Terms defined in any other part of this Agreement (including, without limitation, "Sellers," "Buyer," "Party" and "Parties," and "this Agreement," defined in the initial paragraph hereof) shall have the defined meanings wherever capitalized herein. As used in this Agreement, the terms "herein," "hereof" and "hereunder" refer to this Agreement in its entirety and are not limited to any specific sections; and the term "person" means any natural person, other legal entity, or combination of natural persons and/or other legal entities acting as a unit. Wherever appropriate in this Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of certain genders shall be deemed to comprehend either or both of the other genders.

2.   Purchase and Sale.

     On and subject to the terms and conditions set forth in this Agreement, Sellers shall sell, convey, assign and transfer the Hotels to Buyer, and Buyer shall purchase and accept the Hotels from Sellers; and, to the extent expressly provided herein or in any Transfer Instrument (but not otherwise), Buyer shall assume from and after Closing Sellers' obligations pursuant to the Assumed Loan Agreements and the obligations and liabilities appertaining to each Hotel (including, without limitation, Sellers' obligations and liabilities under and with respect to the Assumed Contracts, the Permits and any Permitted Exceptions). Except as otherwise expressly provided herein, all obligations and liabilities appertaining to the Hotels prior to the Closing shall not be assumed by Buyer and shall remain the obligations and liabilities of the applicable Seller or Sellers.

3.   Purchase Price; Allocation.

     3.1 Purchase Price. The Purchase Price shall be the quotient derived by dividing: (a) the Trailing 12 Month Net Operating Income of the Hotels as of March 31, 2004, reduced by four percent (4%) (as a reserve) by (b) nine percent (9%). Such Purchase Price will be (A) reduced by the aggregate amount of indebtedness assumed by Buyer pursuant to the Assumed Loan Agreements, and (B) increased by the total amount of Assumption Fees, and (C) and further increased by an amount equal to Sellers' Extraordinary S-11 Costs not in excess of $25,000 in the aggregate, and (D) subject to credits, prorations and other adjustments as provided in Sections 8 and 11.

     3.2 Certification of Net Operating Income. On or prior to April 30, 2004, Sellers shall deliver to Buyer a calculation of the Hotels' Trailing 12 Month Net Operating Income as of March 31, 2004. The Parties shall use commercially reasonable efforts to reach agreement regarding the calculation of the Hotels' Trailing 12 Month Net Operating Income as of March 31, 2004, no later than May 10, 2004. If the Parties have not reached such agreement by May 10, 2004, then the Parties shall jointly engage PricewaterhouseCoopers in Dallas, Texas (the "Accountant") to resolve any items in dispute with respect to the Hotels' Trailing 12 Month Net Operating Income as of March 31, 2004 and Buyer and Sellers shall each deliver to the Accountant their respective calculations of the Hotels' Trailing 12 Month Net Operating Income as of March 31, 2004. Buyer and Sellers shall cause the Accountant to prepare and deliver to the Parties not later than 30 Days following the Accountant's receipt of the Parties' respective calculations, a certified calculation of the Hotels' Trailing 12 Month Net Operating Income as of March 31, 2004 (the "Accountant's Review") which shall set forth in reasonable detail the basis for such calculation. The Accountant's Review shall be binding on the Parties unless a Party objects to the Accountant's Review on or prior to the date that is ten (10) Days following the receipt by such Party of the Accountant's Review. If any objection to the Accountant's Review is timely made by any Party, (1) for purposes of determining the Purchase Price at Closing, the Accountant's Review shall control, and (2) the Accountant's Review shall be subjected to the dispute resolution procedures set forth in Section 11.2 applicable to the Final Statement.

     3.3 Allocation of Price. Sellers and Buyer agree that they shall file all Tax Returns (including, but not limited to, Internal Revenue Service Form 8594) in a manner which allocates the entirety of the Purchase Price to "Class V assets," as such term is defined in Treasury Regulation Section 1.338-6(b)(2).

4.   Title and Due Diligence Conditions.

     4.1 Delivery of Property Records and Title Documents. Sellers shall have delivered to Buyer, outside Escrow, a Title Report for each Hotel Premises, issued as of July 23, 2003 and July 24, 2003 (as applicable) including complete and fully legible copies of every recorded document referenced therein and Surveys for each Hotel Parcel dated as of June 13, 2003, June 26, 2003, June 30, 2003, June __, 2003 (undated) and July 18, 2003, (as applicable) (the "Existing Title Documents"). As promptly as reasonably practicable following the Effective Date, Sellers shall deliver to Buyer a Title Report for each Hotel Premises, issued as of a date no earlier than April 1, 2004, including complete and fully legible copies of every recorded document referenced therein, to the extent not previously delivered to Buyer.

     4.2 Survey. As promptly as practicable, and in any event within 45 Days after the Effective Date, Sellers shall at their expense obtain and deliver to Buyer a Survey with respect to each Hotel premises, certified as of a date no earlier than 90 Days prior to the Effective Date, addressed to the Title Company (and any co-insurers), Buyer and Buyer's assigns and in a form acceptable to the Title Company.

     4.3 Estoppels and Consents. Sellers shall use commercially reasonable efforts to obtain and deliver to Buyer, at least five Business Days before the Approval Date, each of the following:

          (a) From the franchisor or licensor under each Hotel License Agreement, a certificate dated no earlier than April 1, 2004 ("Hotel License Estoppel Certificate") substantially in the form attached hereto as Exhibit N or in such other form provided by the applicable franchisor or licensor, reasonably acceptable to Buyer.

          (b) From the Manager under each Hotel Management Agreements, a certificate dated no earlier than April 1, 2004 ("Hotel Management Estoppel Certificate") substantially in the form attached hereto as Exhibit O.

          (c) From the lender(s) under each Assumed Loan Agreement (the "Secured Lenders"), a certificate or other writing dated no earlier than April 1, 2004 ("Assumed Loan Estoppel Certificate") substantially in the form attached hereto as Exhibit P.

          (d) If applicable, from grantors of Offsite Rights, each of the Offsite Rights Estoppel Certificates requested by Buyer under Section 9.1(j).

          (e) From the tenant under each Lease, a certificate dated no earlier than April 1, 2004 ("Tenant Estoppel Certificate") substantially in the form attached hereto as Exhibit Q.

     4.4   Buyer's Review and Approval of Title.

          (a) Objectionable Title Matters and Permitted Exceptions. Except for each:

               (1)  Lien (other than Permitted Exceptions), and

               (2) Every other exception to or defect in the applicable Seller's title to the applicable Hotel Premises, not a Permitted Exception, as to which Buyer gives Sellers written notice of objection on or before the later of (A) the Approval Date or (B) ten Business Days after a Title Document disclosing such exception or defect is delivered to Buyer (an "Objectionable Title Matter"),

Buyer shall be deemed to have approved the state of title with respect to the applicable Hotel Premises as shown by the Title Documents delivered to Buyer hereunder. For the avoidance of doubt, following the Approval Date, Buyer shall only have the right to object to exceptions or defects in title that were not previously disclosed in the Existing Title Documents. All exceptions and other defects (except Liens) disclosed by such a Title Document as to which Buyer makes no timely objection in accordance with the provisions of this Section 4.4(a), and all such exceptions and other defects to which Buyer objects but later waives such objection as provided in Section 4.4(c), shall be deemed Permitted Exceptions. As used herein, "Title Documents" mean each Title Report, each Survey, each supplement to or downdate of any Title Report or Survey, or any written notice of a title defect or exception delivered by a Seller to Buyer.

          (b) Cure of Objectionable Title Matters. Sellers shall use commercially reasonable efforts to cure, or remove as an exception to the applicable Title Policy, each Objectionable Title Matter (A) that does not appear to be a valid exception to title, including, without limitation, references to leases or tenancies which no longer exist, to instruments or documents which on their face or by law are no longer effective and to matters which have no apparent applicability to the real property in question ("Inapplicable Exceptions") or (B) is otherwise susceptible to being cured prior to the Closing Date, but without Sellers being obligated to cure or remove any Objectionable Title Matters that cannot be cured by the payment of money. Except as expressly set forth in the preceding sentence or (with respect to Liens) in
Section 4.4(d), Sellers shall not be obligated to cure any Objectionable Title Matter and Buyer shall not be entitled to any reduction in, credit against or deduction from the Purchase Price by reason of any Objectionable Title Matter.

          (c) Termination for Objectionable Title Matter. If, after giving Sellers timely notice of an Objectionable Title Matter, Buyer does not receive by the earlier of 5 Days prior to the Closing Date or 10 Days after giving such notice:

               (1) Written confirmation from the Title Company that, upon conditions specified in such confirmation (all of which are within the applicable Seller's power to satisfy by the Closing Date) the Title Policy will be issued, at customary rates, without exception for such Objectionable Title Matter or that the Title Company will affirmatively insure Buyer against any loss therefrom by an endorsement in form and content satisfactory to Buyer in Buyer's sole discretion, and

               (2) An unconditional written undertaking from the applicable Seller to satisfy all such conditions specified by the Title Company,

Buyer shall have the right to terminate this Agreement by written notice of termination given to Sellers on or before the Closing Date. If Buyer does not so elect to terminate this Agreement, the Objectionable Title Matter in question shall then be deemed to be a Permitted Exception. Buyer's remedy for any Objectionable Title Matter shall be limited to such right of termination, unless such Objectionable Title Matter constitutes a breach of a covenant or representation of Sellers contained elsewhere in this Agreement.

          (d) Removal of Liens. Notwithstanding any other provision hereof, Sellers shall obtain at or prior to Closing the full reconveyance, release or other discharge, of record, and convey each Hotel free and clear, of each and every Lien (except Permitted Exceptions). Prior to Closing, Escrow Agent shall obtain, in timely fashion, payoff letters from the record holder of each Lien and from the lessor under each Equipment Lease identified in Exhibit R (or otherwise identified to Escrow Agent by Sellers or Buyer). If the applicable Seller fails to obtain the reconveyance, release or other discharge of any Lien or Equipment Lease, Buyer shall have the right to direct Escrow Agent to withhold from the Purchase Price otherwise disbursable to Sellers the amount specified in the applicable payoff letter for such reconveyance, release or discharge and to use the amount(s) so withheld to obtain the same, for Buyer's benefit.

     4.5 Access to Property and Records. During the period from the Effective Date to Closing, Sellers shall provide to Buyer, its agents, consultants and counsel, upon one Business Day's prior notice, access at all reasonable times to the following, which access shall be provided solely by the persons described in
Section 4.5(d):

          (a)  All of the Hotel Records.

          (b) All such other information regarding each Hotel and in Sellers' possession or control (including files, contracts, financial books and records and other documents) as Buyer may reasonably request, excluding appraisals, internal evaluations and materials which are protected by attorney-client privilege or which any Seller is prohibited from disclosing under applicable Laws.

          (c) All Hotel Premises, for purposes of conducting (at Buyer's expense) any inspections, observations, examinations, surveys and tests that Buyer may reasonably require; provided, that, any invasive testing of any Hotel Premises shall require the prior written consent of Sellers, which shall not be unreasonably withheld or delayed. Such right of access, however, shall be subject to the rights of guests, tenants and licensees of the Hotel and Buyer in its activities under this Section 4.5(c) shall not unreasonably interfere with the operation of the Hotel. Sellers may have their own representative accompany Buyer's representative(s) on any such visit.

          (d)  The principals of Sellers and the following principals of the
Manager: Keith Barr, Al Hatfield, and Tony Lavoy, and such other persons subject to Sellers' prior written consent, which shall not be unreasonably withheld or delayed.

Notwithstanding Section 16, Buyer may give any notice required under this
Section 4.5 to the attention of one of Lamont Meek and Robert Brown and by telephone to 214.954.4100, electronic facsimile transmission to 214.954.4160 or e-mail to lamont@circacapital.com or bob@circacapital.com.

     4.6 Indemnification. Buyer shall Indemnify Sellers from and against any and all Losses that any Seller incurs by reason of any physical damage to any Hotel Premises or the FF&E or any Claim against Sellers caused or arising out of any activity of Buyer or Buyer's representatives pursuant to Section 4.5; provided, however, that in no event shall Buyer be liable for any Claim or Loss (including without limitation any perceived loss of economic value of any Hotel), solely as a result of Buyer's discovery and, to the extent required of Buyer under applicable Law, disclosure of any pre-existing condition affecting the Hotel. Buyer shall, with reasonable promptness, repair in a good and workmanlike manner any damage to any Hotel Premises or the FF&E caused by any such activity.

     4.7 Buyer's Right of Termination. In addition to the right of termination provided in Section 4.4(c), Buyer shall have the right to terminate this Agreement unless Buyer in its sole and absolute discretion is satisfied as to all matters related to each Hotel and bearing upon the suitability of each Hotel for Buyer's purposes, and Buyer shall be conclusively deemed to have exercised such right of termination unless by 5:00 p.m., Pacific Time, on the Approval Date Buyer has given Sellers and Escrow Agent notice acknowledging its satisfaction. Upon giving such timely notice, Buyer shall have no further right to terminate this Agreement under this Section 4.7, but such notice shall not affect Buyer's right to terminate under any other provision of this Agreement (including, without limitation, Section 4.4(c), if applicable). To the extent that Buyer's right of termination under this Section 4.7 or under any other provision of this Agreement is deemed to make this Agreement an option contract, Sellers agree and acknowledge that Buyer's undertaking the due diligence investigation of the Hotels and agreement in Section 17.2 to deliver to Sellers copies of all third-party reports concerning the Hotels obtained by Buyer in the event Buyer terminates this Agreement, constitutes adequate consideration for such option.

     4.8 Due Diligence Costs. Except as otherwise expressly provided herein, Sellers and Buyer shall bear and pay their own respective costs incurred in connection with Buyer's due diligence investigations.

5.   Representations and Warranties.

     5.1 By Sellers. Sellers hereby jointly and severally represent and warrant to Buyer that, as of the Effective Date:

          (a) Organization and Qualification. Each Seller is a corporation or limited partnership (as specified on Schedule 5.1(a)) duly organized, validly existing and in good standing under the laws of the state of its jurisdiction (as specified on Schedule 5.1(a)) and has full legal power and authority to enter into, deliver and perform its obligations under this Agreement and each Closing Document to which it is a party. Each Seller has full corporate or partnership power and authority, as applicable, to own its properties and to carry on its business as it is now being conducted by it, and is qualified to do business and is in good standing in each jurisdiction in which the nature of the business or the properties owned or leased by such Seller requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

          (b) Authorization and Enforceability. The execution, delivery and performance of this Agreement and the Closing Documents to which each Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of each Seller, and this Agreement and each Closing Document to which each Seller is a party constitute (or when executed and delivered by each Seller will constitute) the valid and binding obligations of each Seller enforceable against each Seller in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Consents and Approvals. Except as set forth on Schedule 5.1(d), no consent, approval, waiver or authorization is required to be obtained by any Seller from, and no notice or filing is required to be given by any Seller to or made by any Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by each Seller of this Agreement and each of the Closing Documents to which each such Seller is a party, except where the failure to obtain such consent, approval, waiver or authorization, or to give or make such notice or filing, would not have a Material Adverse Effect.

          (d) Non-Contravention. Subject to receipt of the consents and approvals referred to in Schedule 5.1(d), the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by each Seller will not (i) violate or conflict with the organizational documents of any Seller, (ii) conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or create in any party a right to modify or cancel, or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which any Seller is a party or by which any Seller or any of their respective properties are bound which would have a Material Adverse Effect, (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to any Seller which would have a Material Adverse Effect, or (iv) result in the creation of any Lien upon the properties or assets of any Seller which would have a Material Adverse Effect.

          (e) Hotel Compliance. Except as set forth in Schedule 5.1(e), (A) to Sellers' Knowledge, nothing in the current condition, occupancy or use of any Hotel violates or will require correction under any applicable Law and (B) no notice has been given by any Governmental Authority (1) charging any such violation or asserting the need for any such correction, (2) revoking, canceling, denying renewal of, or threatening any such action with respect to, any Permit or Liquor License, or (3) indicating that any inquiry, complaint, proceeding or investigation (excluding routine, periodic inspections) is contemplated or pending regarding compliance of the Hotel with any applicable Law.

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

          (f) Permits. Except as set forth in Schedule 5.1(f), each Hotel is in material compliance with the terms and conditions of each Permit applicable thereto. All Permits required for the lawful operation of each Hotel as currently conducted have been issued and are currently in force and none of such Permits (other than Liquor Licenses) will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement.

          (g) Liquor Licenses. Schedule 5.1(g) correctly identifies all of the Liquor Licenses and each Liquor Licensee. The Liquor Licensees collectively hold all of the Liquor Licenses required for the current Liquor Operations and all of the Liquor Licenses are currently in force.

          (h) Offsite Rights. There are no Offsite Rights or Offsite Right Agreements other than as disclosed in the Schedule of Offsite Rights attached hereto as Schedule 5.1(h), which correctly identifies each of the existing Offsite Rights and Offsite Right Agreements. Except as otherwise disclosed in
Schedule 5.1(h), as to each Offsite Rights and Offsite Rights Assignment identified therein: to Sellers' Knowledge, such Offsite Rights are in full force and effect and there does not exist under such Offsite Rights Assignment any default (or event or condition which with notice or passage of time or both will be a default) on the part of any party thereto.

          (i)  Real Property.

               (1) Neither the Manager nor any Seller has received written notice of or is otherwise aware of any pending or proposed change in the zoning or any special use permit of any Hotel Parcel or any proposal for a new special assessment district including any Hotel Parcel. The transfer of ownership of the Hotels to Buyer will not result in a change of the zoning or any special use permit applicable to any Hotel or require any alterations or improvements to any Hotel Premises in order to maintain compliance with any zoning requirement or any special use permit.

               (2) There are no pending or, to Sellers' Knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to the property or other matters affecting materially and adversely the current use, occupancy or value of any Hotel Parcel or the applicable Hotel Improvements; the Hotel Improvements located on each Hotel Parcel have received all approvals of governmental authorities (including licenses and Permits) required in connection with the ownership or operation thereof and no written notice from a Governmental Authority has been received by the Manager or any Seller alleging that any such Hotel Improvement has not been operated and maintained in accordance with applicable Laws.

               (3) Except as set forth on Schedule 5.1(i)(3), no portion of any Hotel Parcel or the roads immediately adjacent to and currently utilized to access any Hotel Parcel: (i) is situated in a "Special Flood Hazard Area," as set forth on a Federal Emergency Management Agency Flood Insurance Rate Map or Flood Hazard Boundary Map; (ii) to the Sellers' Knowledge, was the former site of any public or private landfill, dump site, retention basin or settling pond;
(iii) to the Sellers' Knowledge, was the former site of any oil or gas drilling operations; or (iv) to the Sellers' Knowledge, was the former site of any experimentation, processing, refining, reprocessing, recovery or manufacturing operation for any petrochemicals.

               (4) There are no material commitments to or agreements with any governmental authority or agency (federal, state or local) affecting the use or ownership of any Hotel Premises.

               (5) Except as set forth on Schedule 5.1(i)(5), all Hotel Improvements located on each Hotel Parcel are supplied with utilities and other services necessary for the operation of such Hotel Improvements, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate in accordance with all applicable Laws, and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the applicable Hotel Parcel.

               (6) Except as set forth on Schedule 5.1(i)(6), to Sellers' Knowledge, there are no material latent defects in any of the roof, foundation, other structural elements, elevators, heating and air conditioning and ventilation systems, plumbing and electrical systems, boilers and furnaces and sprinkler systems, and other building power, mechanical and operating systems of the Hotel Improvements or in any of the FF&E. For purposes hereof, a "latent defect" is any condition impairing the function or structural integrity of any item which is not readily apparent by ordinary visual inspection of such item.

          (j) Hotel Leases. Except as identified in the Schedule of Leases attached hereto as Schedule 5.1(j), no Lease encumbers any Hotel Premises.
Schedule 5.1(j) accurately identifies each Lease, including (A) all of the agreements, amendments, supplements and other documents which evidence or govern such Lease, (B) the portion of the applicable Hotel Premises subject to such Lease, (C) the legal name of the current tenant under such Lease, (D) the current monthly fixed rent and the terms of any percentage rent payable under such Lease, (E) the commencement and expiration dates for such Lease and any options in the tenant to extend the term thereof and (F) the amount of the security deposit (if any) outstanding under such Lease. Except as disclosed on
Schedule 5.1(j), (1) no rent or other payment due from the tenant under such Lease is delinquent or has been paid more than one month in advance, (2) no default, or event or condition which upon notice or passage of time or both will mature into a default, exists under such Lease on the part of the landlord or, to Sellers' Knowledge, on the part of the tenant, (3) there is no remaining right in the tenant under such Lease to any "free" rent, rent abatement (other than upon damage to or destruction or condemnation of the leased premises) or other rent concession, (4) there is no remaining obligation on the part of the landlord under such Lease to construct, install or pay or reimburse the cost of any tenant improvements, fixtures, furnishings or equipment or otherwise to make any payments to the tenant, and (5) there is no remaining obligation, present or contingent, on the part of any Seller to pay any commission, finder's fee or similar compensation with respect to such Lease.

          (k) Title to Property. The appropriate Seller has good title (or a valid leasehold interest in FF&E subject to an Equipment Lease) to the real and personal property: (A) used in the operation of the Hotels; or (B) reflected on the Balance Sheet. The real property included within the Hotel Premises and the personal property of the Sellers is free and clear of all Liens, except: (i) any Lien set forth in the title reports for the Hotel Parcels, as listed in Schedule 5.1(k); (ii) any liens for liabilities or obligations reflected as current liabilities in the Financial Statements; (iii) liens for Property Taxes not yet due and payable or due but being contested in good faith by appropriate proceedings, with such items being contested in good faith being listed in Schedule 5.1(k); (iv) immaterial mechanics', workmen's, repairmen's, warehousemen's, carriers or other like Liens arising or incurred in the Ordinary Course of the applicable Hotel; and (v) with respect to personal property, original purchase price conditional sale contracts and equipment leases with third parties entered into in the Ordinary Course of the applicable Hotel.

          (l) Intellectual Property. Except for Marks with respect to rights of use granted under Hotel License Agreements, Schedule 5.1(l) identifies (A) each of the Marks owned by any Seller (if any) which have been registered with the U.S. Patent and Trademark Office (including the registration number and date thereof) or filed with any state or local jurisdiction (including the filing number and date thereof) and (B) every other Mark in which any Seller claims a proprietary interest or right of use in connection with any Hotel (including the extent of the interest or right claimed therein). Except as otherwise disclosed in Schedule 5.1(l) or in any of the agreements identified on Schedule 5.1(l), there is no adverse claim to or interest in any Mark which could restrict or prevent Buyer's continuing use of such Mark in connection with any Hotel (including, without limitation, on goods sold or otherwise distributed at any Hotel) and the use of the Marks consistent with the applicable Seller's current usage thereof, respectively, does not infringe upon or otherwise violate the valid rights of any other person. All software that is owned by or licensed to Sellers and which is utilized in the Ordinary Course operations of any Hotel is located on the applicable Hotel Premises.

          (m)  Taxes.

               (1) Except as set forth on Schedule 5.1(m)(1), (i) each Seller has filed (or caused to be filed) in a timely manner all Tax Returns required by applicable Law to be filed with respect to all Taxes required to have been paid on or before the date hereof (whether or not shown on any such Tax Return) for which any Seller may be liable; (ii) all such Tax Returns were correct and complete in all material respects when filed; (iii) there is no outstanding agreement, waiver or consent providing for an extension of the statutory period of limitations applicable to the assessment of any Tax, and no power of attorney granted by any Seller with respect to any Tax matter is currently in force; (iv) there is no Action of any nature now pending or, to the Sellers' Knowledge, threatened against any Seller with respect to any Tax or any Tax Returns, nor is there any assessment asserted by or any matters under discussion with any federal, state, county, local or foreign Tax authority; (v) there are no Liens for Taxes (other than for current Taxes not yet due and payable) on any of the Hotels; (vi) none of the Hotels, directly or indirectly, secures or was financed by any debt the interest on which is tax-exempt under Section 103(a) of the Code; (vii) all Taxes that any Seller has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper Tax authority or other Governmental Authority; and (viii) no Seller has filed notices of protest or appeal against, or commenced proceedings to recover, real property tax assessments against any of the Hotel Premises.

               (2) The closing dates of the most recent governmental audits of Hotel Excise Taxes are listed in Schedule 5.1(m)(2). Except as shown on Schedule 5.1(m)(2), neither any Seller nor Manager has received written notice of any open audit or outstanding notice of deficiency or delinquency with respect to any Hotel Excise Tax.

          (n)  Contracts and Commitments.

               (1) Schedule 5.1(n) accurately identifies each material Contract currently in force with respect to each Hotel, including (A) all of the agreements, amendments and other documents evidencing or governing such Contract, (B) the legal name of the parties to such Contract, (C) the applicable monthly, annual or other periodic fixed rent or charge under such Contract, if any, (D) the equipment, rights, goods or services to which such Contract pertains, and (E) the expiration date of such Contract (including, for this purpose, the earliest date upon which the parties thereunder may terminate the same without liability or payment of any penalty or premium). Each of the Contracts have been made by either by a Seller, or by Manager, as agent for a Seller. Except as disclosed on Schedule 5.1(n), no default, or event or condition which upon notice or passage of time or both will mature into a default, exists under any such Contract on the part of the Manager or any Seller a party thereto, or to the Sellers' Knowledge, on the part of any other party to any such Contract. With respect to the Contracts listed in Schedule 5.1(n), no party has notified the Manager or any Seller in writing (i) of its intention to cease to perform any material services required to be performed by it, without any material payment required to be made by it, or terminate any such Contract, or (ii) that any party considers the Manager or any Seller to be in breach in any material respect or default thereunder or in potential breach in any material respect or potential default thereunder. Sellers have made available to Buyer complete and correct copies of all items listed on Schedule 5.1(n) that are in writing, and the descriptions contained in Schedule 5.1(n) of all items listed therein that are not in writing are complete and correct in all material respects.

               (2) Except for the Reservations, Leases, the Assumed Contracts, the Permitted Exceptions and the Permits, and as otherwise expressly provided in this Agreement, there are no agreements, undertakings or arrangements made by any Seller, Manager or any of their Affiliates that will be binding upon Buyer or any Hotel after Closing.

               (3) On or prior to July 1, 2004, Sellers shall have completed in full all life safety, ADA and conditional items under the property improvement plans associated with the Hotels' franchise agreements, that are required to be completed during the terms thereof.

          (o) Insurance. Schedule 5.1(o) accurately identifies each of the existing policies of property, hazard, general or special liability, business interruption, boiler and machinery and other insurance which is carried on any Hotel by any Seller, or by Manager on behalf of any Seller. Except as disclosed on Schedule 5.1(o), neither any Seller nor Manager has received written notice canceling or threatening to cancel any such policy (including, without limitation, notice that such policy will not be renewed or will be renewed only with a materially higher premium or a materially reduced scope or amount of coverage).

          (p) Financial Statements. True and complete copies of the Financial Statements, together with related auditors reports, are set forth in Schedule 5.1(p). The Financial Statements (i) to Sellers' Knowledge based on the certification of Sellers' auditors, comply as to form in all material respects with the published rules and regulations of the Securities and Exchange Commission; (ii) fairly present, in all material respects, the consolidated financial position of Sellers as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended; and (iii) have been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto).

          (q) Books and Records. Sellers maintain accurate books and records reflecting their assets and liabilities and maintain proper and adequate internal accounting controls which provide assurance (i) that transactions are executed with management's authorization; (ii) that transactions are recorded as necessary to permit preparation of the consolidated financial statements of Sellers and to maintain accountability for Sellers' assets; (iii) that access to Sellers' assets is permitted only in accordance with management's authorization;
(iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Sellers' assets; and (v) that accounts, notes and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Each Hotel's books, records and accounting systems are maintained substantially in accordance with the Uniform System of Accounts. Schedule 5.1(q) sets forth all Reservation Deposits for each Hotel.

          (r) Litigation. There are no Actions pending, or to the Sellers' Knowledge, threatened, that question or could otherwise affect the validity of this Agreement or any action taken or to be taken by any Seller in connection with this Agreement. There is no Action pending or, to the Sellers' Knowledge, threatened, or any order, injunction or decree outstanding, against any Seller that, if adversely determined, could reasonably be expected to or would individually or in the aggregate have a Material Adverse Effect. Except as set forth on Schedule 5.1(r), (i) there are no Actions pending or, to the Sellers' Knowledge, threatened against or affecting any of the Hotels, and (ii) none of the Sellers is subject to any order, writ, judgment, award, injunction or decree of any court or Governmental Authority of competent jurisdiction or any arbitrator. Schedule 5.1(r) sets forth and describes all Actions, including, without limitation, actions for personal injuries, product liability or breach of warranty arising from products sold or serviced provided by any Seller pending, or to the Sellers' Knowledge, threatened against any Seller or any properties or rights relating to any Hotel, before any court, arbitrator or Governmental Authority.

          (s) Existing Condition. Since the Balance Sheet Date, the Sellers have operated or caused to be operated their respective Hotels only in the Ordinary Course, and no Seller has:

               (1) suffered any material adverse change in its working capital, financial condition, results of operation, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects;

               (2) incurred any liability or obligation (absolute, accrued, contingent or otherwise) except non-material items incurred in the Ordinary Course, or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

               (3) paid, discharged or satisfied any claim, liability or obligation (whether absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the Ordinary Course of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the Ordinary Course and consistent with past practice since the Balance Sheet Date;

               (4) permitted or allowed any of the Hotels to be subjected to any Lien, except for Liens for current Taxes not yet due;

               (5) written down the value of any Inventory (including write-downs by reason of shrinkage or mark-down) or written off as uncollectible any notes or Accounts, except for immaterial write-downs and write-offs in the Ordinary Course;

               (6) cancelled any debts or waived any claims or rights of substantial value;

               (7) sold, transferred or otherwise disposed of any Hotel properties or assets (real, personal or mixed, tangible or intangible), except in the Ordinary Course;

               (8) disposed of or permitted to lapse any rights to the use of any Marks, or disposed of or disclosed to any person other than representatives of Buyer any trade secret, formula, process, know-how or other intellectual property not theretofore a matter of public knowledge;

               (9) other than in the Ordinary Course, granted any general increase in the compensation of officers or employees of any Hotels (including any such increase pursuant to any bonus, pension, profitsharing or other plan or commitment) or any other increase in the compensation payable or to become payable to any officer or employee of any Hotel, and no such increase is customary on a periodic basis or required by agreement or understanding;

               (10) made any material capital expenditure except in the Ordinary Course;

               (11) made any change in any method of accounting or accounting practice; or

               (12) agreed, whether in writing or otherwise, to take any action described in this Section.

          (t) Accuracy of Documents. Each of the document copies delivered to Buyer pursuant to Section 4.1 is or will be a complete copy of the document in the possession or control of the applicable Seller and, to Sellers' Knowledge, a complete and accurate copy of the original of such document.

          (u)  Environmental.

               (1) Except as set forth in the reports described in Schedule 5.1(u) to Sellers' Knowledge, each Seller is in compliance with all applicable Environmental Laws and holds all permits, registrations and licenses necessary under Environmental Laws. To Sellers' Knowledge, and except as set forth in the reports described in Schedule 5.1(u), there are no Environmental Liabilities and Costs of any Seller. To Sellers' Knowledge, and except as set forth in the reports described in Schedule 5.1(u), there are no Environmental Conditions. To Sellers' Knowledge, and except as set forth in the reports described in Schedule 5.1(u), none of the Sellers or the Manager has received any notices from any Governmental Authority or other third party alleging liability under or violation of any Environmental Law, or alleging responsibility for the removal, clean-up, or remediation of any Environmental Condition. To Sellers' Knowledge, and except as set forth in the reports described in Schedule 5.1(u), no Seller is subject to any enforcement or investigatory action by any Governmental Authority regarding an Environmental Condition with respect to any Hotel Parcel or any Hotel Improvements or any other property related in any way to any Seller. To Sellers' Knowledge, and except as set forth in the reports described in Schedule 5.1(u), no asbestos containing materials or polychlorinated biphenyls (i.e., PCBs) are contained in or stored on any Hotel Parcel or Hotel Improvement. As used herein, the terms "toxic" or "hazardous" wastes, substances or materials shall include, without limitation, all those so designated and all those in any way regulated by any Environmental Laws.

               (2) Sellers have previously delivered or made available to Buyer complete copies of all documents and reports, including, without limitation, environmental investigations and testing or analyses that are in the possession or control of any Seller or the Manager and which relate to compliance with Environmental Laws by any of them or to the past or current environmental condition of the Hotel Premises. No claim has been made by or on behalf of Sellers in respect of the Chubb Custom Insurance Company Environmental Site Liability Policy for the period May 31, 2002 through May 31, 2007 (Policy No. 3725-43-36).

          (v) Employees. All Hotel Employees are employees of Manager and not of any Seller. Sellers collectively have no employees. On or prior to the date that is ten (10) Days following the date hereof, Schedule 5.1(v) shall identify, to Sellers' Knowledge, each Hotel Employee, his or her classification, title or position, salary (including non-discretionary bonuses) or wage rate and Employee Leave as of the Effective Date. To Sellers' Knowledge, there do not exist (A) any disputes between Manager (and/or any Seller) and any of the Hotel Employees that might reasonably be expected to have a Material Adverse Effect on the applicable Hotel, (B) any pending unfair labor practice complaints or labor arbitration proceedings with respect to Hotel Employees (or former Hotel Employees) and neither Manager nor any Seller has received written notice from any Governmental Authority asserting (i) any violation as to Hotel Employees of Laws governing employment or labor, including any Laws relating to wages, hours, collective bargaining, social security or other payroll taxes, equal employment opportunity, employment discrimination or employment safety or (ii) any liability on the part of any Seller or Manager for back wages, taxes or penalties for any such violation. To Sellers' Knowledge, there is no Collective Bargaining Agreement currently in force or the subject of negotiation and none of the Hotel Employees are within any bargaining unit that has been certified under the National Labor Relations Act or any similar state Law and, to Sellers' Knowledge, no effort currently exists to organize any of the Hotel Employees into any such bargaining unit and the transactions contemplated by this Agreement will not precipitate any collective bargaining activity by any Hotel Employees.

          (w) Employee Benefit Plans and Arrangements. To Sellers' Knowledge, with respect to Hotel Employee Plans and Multi-Employer Plans:

               (1) On or prior to the date that is ten (10) Days following the date hereof, Schedule 5.1(w)(1) shall identify each Hotel Employee Plan and each Multi-Employer Plan.

               (2) Sellers have delivered to Buyer true and complete copies of the plan documents for each Hotel Employee Plan and for each Multi-Employer Plan, including, where applicable and without limitation, summary plan descriptions and insurance contracts, financial and actuarial reports, and most recent annual filings with Governmental Authorities (including, for this purpose, the Pension Benefit Guaranty Corporation).

               (3) Except as otherwise disclosed on Schedule 5.1(w)(3) as delivered to Buyer on or prior to the date that is ten (10) Days following the date hereof, each Hotel Employee Plan is a defined contribution plan (as defined in section 3(34) of ERISA).

               (4) There are no pending or threatened claims by or on behalf of any Hotel Employee Plan or, as against any Seller or Manager, by or on behalf of any Multi-Employer Plan.

               (5) Other than routine claims for benefits, there are no pending or threatened claims by or on behalf of any individual participants or beneficiaries against any Hotel Employee Plan.

               (6) Each Hotel Employee Plan that is an "employee pension benefit plan" within the meaning of ERISA has received a favorable determination letter from the Internal Revenue Service that such plan is qualified under section 401(a) of the Internal Revenue Code and no circumstance exists which could cause such plan to cease being so qualified.

               (7) No Hotel Employee Plan is the subject of any investigation, audit or other such adverse action on the part of the Internal Revenue Service, the United States Department of Labor or the Pension Benefit Guaranty Corporation, and each Hotel Employee Plan is in material compliance with the terms of the plan documents, ERISA and applicable provisions of the Internal Revenue Code.

               (8) Manager is not delinquent in any of its contribution obligations with respect to any Hotel Employee Plan or Multi-Employer Plan.

               (9) No unfunded liability currently exists with respect to any of the Multi-Employer Plans.

               (10) Manager is in compliance with all currently applicable COBRA requirements respecting current or former Hotel Employees. Manager does not provide any retiree medical benefits to former Hotel Employees.

               (11) No Seller is an "employee benefit plan" as defined in section 3(3) of ERISA, nor is it an Affiliate of an employee benefit plan; and none of the Hotel constitutes "plan assets" as that term is used in 29 C.F.R. 2509.75-2.

     5.2 By Buyer. Buyer hereby warrants and represents to Sellers that, as of the Effective Date:

          (a) Organization and Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full legal power and authority, to enter into, deliver and perform its obligations under this Agreement and each Closing Document to which it is a party. Buyer has full limited liability company power and authority to own its properties and to carry on its business as now being conducted by it, and is qualified to do business and is in good standing in each jurisdiction in which the nature of Buyer's business or the properties owned or leased thereby requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Buyer.

          (b) Authorization and Enforceability. The execution, delivery and performance of this Agreement by Buyer and the Closing Documents to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of Buyer, and this Agreement and each Closing Document to which Buyer is a party constitute (or when executed and delivered by Buyer will constitute) the valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Consents and Approvals. No consent, approval, waiver or authorization is required to be obtained by Buyer from, and no notice or filing is required to be given by Buyer to or made by Buyer with, any Governmental Authority or other person in connection with the execution, delivery and performance by Buyer of this Agreement and each of the Closing Documents to which Buyer is a party, except where the failure to obtain such consent, approval, waiver or authorization, or to give or make such notice or filing, would not have a Material Adverse Effect on Buyer.

          (d) Non-Contravention. Subject to receipt of the consents and approvals referred to in Schedule 5.2(d), the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer will not (i) violate or conflict with the certificate of formation or limited liability company agreement of Buyer, (ii) conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or create in any party a right to modify or cancel, or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which Buyer is a party or by which Buyer or any of their properties are bound which would have a Material Adverse Effect, (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to any Seller which would have a Material Adverse

Effect, or (iv) result in the creation of any lien, charge or encumbrance upon the properties or assets of Sellers which would have a Material Adverse Effect.

     5.3 Notice of Subsequent Event or Discovery. Prior to Closing, each Party shall give the other Parties hereto prompt notice of its discovery of any event or condition which has the effect of making any of such Party's representations and warranties contained in this Section 5 materially inaccurate.

6.   Operation of the Hotels Pending Closing.

     From the Effective Date until Closing, Sellers shall cause the Hotels to operate in the Ordinary Course and shall not (except with Buyer's prior written approval) cause, approve or permit any material change in the operations of any Hotel, including without limitation:

          (a) Reduction in Inventories to levels below those maintained at the applicable Hotel during the preceding 12 months (taking into account any seasonal fluctuations).

          (b) Material changes in current levels of guest, room and other services at the applicable Hotel.

          (c) Any material reduction in current sales and marketing efforts with respect to the applicable Hotel.

          (d) Alterations or other material changes in the applicable Hotel Improvements except for (A) Scheduled Capital Expenditures, (B) alterations or improvements required to avoid or cure a violation of applicable Law and (C) alterations that in the aggregate cost no more than $100,000 and do not result in the elimination of any guest room, conference room or other revenue generating facility within any Hotel.

          (e) Deferral of scheduled or routine maintenance, repair and replacement of any Hotel Improvements and FF&E.

          (f) The making, modification, cancellation or termination of any Lease, Contract or other agreement materially affecting the operation, revenues or expenses of any Hotel (other than termination of Excluded Contracts).

          (g) Cancellation of or reduction in the amount or scope of coverage under any insurance currently maintained with respect to any Hotel.

          (h)  Cancellation or surrender of any existing Permit or Liquor
License.

          (i)  Creation of any Lien on any Seller's title to any Hotel.

          (j) Any material reduction in staff at any Hotel or the transfer of the general manager, any department head or any other executive staff.

          (k) Filing of any notice of protest or appeal against, or commencement of any proceeding to recover, any Property Tax assessments against any Hotel.

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          (l)  Any other transaction or change with respect to any Hotel which varies materially from the Ordinary Course.

     Sellers shall cause the Manager to keep the Hotels' respective management positions fully staffed and management personnel fully involved in the direction of Hotel operations until Closing.

7.   Other Agreements.

     7.1  Liquor License(s) and Inventory.

          (a) Application for New Licenses. Buyer shall be responsible, at its expense, for preparing, filing and prosecuting all applications before Governmental Authorities for the transfer or re-issuance of the Liquor Licenses at the Hotels to Buyer (or Buyer's nominee) following Closing. Sellers shall cooperate with Buyer in such applications as Buyer may reasonably request. If Buyer elects to engage as its legal counsel in prosecuting any such applications the counsel used by Sellers or any Liquor Licensee in connection with obtaining or maintaining the existing Liquor Licenses, Sellers hereby consent (and, if necessary, shall cause the applicable Liquor Licensee to consent) to Buyer's engagement of such counsel and shall waive (and cause the applicable Liquor Licensee to waive) any conflict of interest which may arise between such counsel's representation of Buyer and the prior or current representation of any Seller or any Liquor Licensee.

          (b) Transfer of Liquor Inventory. Notwithstanding any other provision of this Agreement, the Liquor Inventory shall be sold and transferred to Buyer (or Buyer's nominee) only in such manner as complies with applicable alcoholic beverage control Laws and the terms of the Liquor Licenses. If applicable Law requires or practically necessitates that the Liquor Inventory of any Hotel (and any other aspects of the Liquor Operations of any Hotel) be transferred in a transaction separate and apart from the sale and purchase of such Hotel, then:
(A) such Liquor Inventory shall be excluded from the Inventory sold as part of such Hotel under this Agreement and Sellers and Buyer shall reduce the Purchase Price by the book value of such Liquor Inventory, (B) Buyer shall in good faith negotiate with the applicable Liquor Licensee (and Sellers, if not such Liquor Licensee, shall cause such Liquor Licensee to negotiate in good faith with Sellers) a separate agreement and escrow incorporating the provisions of Section 7.1(c), to close concurrently with Closing or as soon thereafter as practicable, for the sale of such Liquor Inventory and the transfer of such Liquor Operations to Buyer (or Buyer's nominee), at a price equal to the book value of the Liquor Inventory, and (C) the conclusion of such separate agreement, in a form and substance reasonably satisfactory to Buyer, shall be a condition to Buyer's obligation to close hereunder.

          (c) Transitional Arrangements. If Buyer has not by Closing obtained the necessary government approvals for transfer or re-issuance of any Liquor License, then provided that Buyer has by Closing filed all necessary applications for a new or transferred Liquor License (other than with respect to the Liquor License applicable to the Billings, Montana Holiday Inn, which the Parties agree shall not be subject to the foregoing proviso), at Buyer's request Sellers shall cause the current holder of such Liquor License to enter into a lease, concession agreement or other arrangement, for a term of 180 days (or shorter, as Buyer may elect) and on other commercially reasonable terms (but not including any rent, license fee or other similar fee payable by Buyer whether or not the same is commercially reasonable), under which the applicable Liquor Operations, together with the areas within the applicable Hotel described or otherwise identified in or with respect to such Liquor License as licensed for the applicable Liquor Operations (the "Licensed Premises"), would continue to be operated under the now-existing Liquor License until the time such approvals had been granted and Buyer (or its designee) is able lawfully to take over the Licensed Premises and applicable Liquor Operations or expiration of the term whichever first occurs. To the maximum extent permitted by applicable Laws, any such arrangement shall be structured so as to preserve to Buyer the economic or other benefits of the transactions contemplated by this Agreement and, in any event, so as to hold Sellers and the holder of the existing Liquor License harmless from any loss, liability or expense related to the licensed activities after Closing. Notwithstanding the foregoing, upon the request of Buyer, Sellers agree to transfer or cause the permanent transfer of all outstanding shares or other equity interests in the Billings Liquor Licensee to Buyer (with customary warranties and representations concerning the Billings Liquor Licensee in favor of Buyer) for no additional consideration and the Parties shall allocate a portion of the Purchase Price to such shares or other equity interests in accordance with Section 3.1. The rights of Buyer expressed in the previous sentence shall be in addition to and not to the exclusion of any other rights expressed in this Section 7.1.

     7.2 Property of Guests. All baggage or other items checked or left in the care of Sellers, and any items in the "Lost and Found Bin" of any Hotel will be listed in an inventory, prepared in duplicate and signed by representatives of Sellers and Buyer on the Closing Date. Buyer will be responsible from and after the Closing for all property so listed and shall Indemnify Sellers, from and against any and all Claims arising out of the subsequent loss of or damage to such listed property. Sellers shall Indemnify Buyer from and against any and all Claims arising out of any loss of or damage to property of guests at any Hotel prior to the Closing or not so listed in such inventory. Sellers and Buyer shall use reasonable efforts to have Hotel guests who have left items in any of the Hotels' safe deposit boxes (not including in-room safes) confirm on the Closing Date that no such items are missing, but no Party shall be deemed liable for any guest Claim made after the Closing Date with respect to items allegedly left in a Hotel safe deposit box before Closing merely because such items could not be listed on the above-described inventory.

     7.3 Retention of Funds. On and after Closing, Sellers shall collectively retain not less than $4,000,000 in unencumbered funds in cash (the "Retained Funds Obligation"). In the absence of any claim for indemnification delivered in writing by Buyer pursuant to Section 13, the Retained Funds Obligation shall abate with respect to $1,000,000 of unencumbered funds in cash on each of the ninetieth (90th), one hundred eightieth (180th), two hundred seventieth (270th) and three hundred sixty-fifth (365th) Day following the Closing Date. If Buyer shall make any claim for indemnification pursuant to Section 13 in a specified dollar amount prior to the abatement in full of the Retained Funds Obligation, then the Retained Funds Obligation shall not further abate with respect to such specified dollar amount following the date on which such claim was made until such time as such claim shall have been finally resolved. If Buyer shall make any claim for indemnification pursuant to Section 13 in other than a specified dollar amount, then the Retained Funds Obligation shall not further abate following the date on which such claim was made until such time as all claims duly made by Buyer for indemnification

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

pursuant to Section 13 shall have been finally resolved. Following the final resolution and satisfaction of all of Buyer's claims for indemnification pursuant to Section 13, the Retained Funds Obligation shall continue to abate in accordance with this Section 7.3, and, if the date of such final resolution and satisfaction shall be on or after the first anniversary of the Closing Date, the Retained Funds Obligation shall be abated in full. Buyer agrees to act in good faith and to specify a dollar amount for claims that are reasonably susceptible to such specification in connection herewith. Any disputes pursuant to or concerning this Section 7.3, shall be subject to the dispute resolution provisions set forth in Section 11.

     7.4 2004 Interim Financial Statements. Prior to the Newco IPO Closing, Sellers shall use commercially reasonable efforts to cause unaudited combined financial statements of Sellers for periods following the Balance Sheet Date to be delivered to Buyer as required in connection with the Newco IPO, in a timely manner.

     7.5 Further Assurances. At any time after the Closing Date, Sellers, on the one hand, and Buyer, on the other hand, shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Buyer or Sellers, as the case may be, reasonable or necessary for them or it to satisfy their or its respective obligations hereunder or obtain the benefits contemplated hereby. The Sellers acknowledge and agree that during and after the Newco IPO, Sellers may be required to furnish information concerning Sellers, the Hotels and the historical operations of the Hotels. Sellers further agree to provide customary management representation letters to Newco's independent public auditors in connection with Securities Act and Securities Exchange Act filings of Newco as reasonably requested by Buyer or Newco from time to time.

     7.6 Government Approvals and Third Party Consents. Buyer and Sellers will complete all necessary governmental and regulatory filings that are required to be filed in connection with the transactions described herein. Buyer and Sellers shall cooperate and coordinate their activities with respect to all filings and required third party consents. Buyer, on the one hand, and Sellers, on the other hand, will each pay half of all applicable governmental or regulatory filing fees (other than such governmental or regulatory filing fees that are incurred solely as a result of the Newco IPO, including Securities and Exchange Commission, "Blue Sky," National Association of Securities Dealers or stock exchange fees, which fees shall be solely the responsibility of Buyer). Each Party will pay its own expenses in preparing such filings and obtaining such approvals. Prior to Closing, Sellers shall use commercially reasonable efforts to obtain all necessary third party consents, at their cost, and without any change to the terms of any material agreement to which any Seller is a party or which materially affects any of the Hotels.

     7.7 Exclusivity. Except with respect to this Agreement and the transactions contemplated hereby, until the earlier of the Closing Date or the date that this Agreement is terminated in accordance with Section 14, Sellers, Manager and their respective affiliates directly or indirectly through their respective employees, agents and representatives shall not, (a) initiate, solicit or seek, directly or indirectly, any inquiries or the making or implementation of any proposal or offer with respect to a merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transactions involving, or any purchase of all or any portion of the assets (except as otherwise expressly permitted hereunder) or any equity securities of, any

Seller (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), or (b) engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any person relating to an Acquisition Proposal.

8.   Prorations, Credits and Other Adjustments.

     At Closing, the Parties shall make the following prorations and other adjustments, with the net amount consequently owing to Sellers or Buyer to be added to or subtracted from the proceeds of the Purchase Price payable to Sellers at Closing as applicable.

     8.1 Proration of Taxes. All real property ad valorem taxes and all personal property ad valorem taxes which are assessed or assessable against any of the Hotel Parcels, Hotel Improvements, FF&E and Inventory ("Property Taxes") for a period during which Closing occurs shall be prorated between Buyer and Sellers as of the Closing Date, based on the most recent tax bills then available. Sellers shall remain responsible for all Property Taxes assessed for periods ending prior to Closing (whenever assessed or billed), as well as for all Hotel Excise Taxes accruing prior to Closing; and Buyer shall be responsible for all Property Taxes assessed for periods on and after Closing, as well as for all Hotel Excise Taxes accruing on and after Closing.

     8.2 Proration of Expenses. The following items of expense with respect to each portion or aspect of each Hotel shall be prorated between Sellers and Buyer as of the Closing Date:

          (a) Periodic charges under Assumed Contracts (such as monthly rents or fixed periodic charges), but not charges made on a per-order or per-call basis.

          (b)  Utility charges (but excluding any utility deposits).

          (c) Employee Liabilities for the pay period(s) during which Closing occurs, except to the extent that Sellers are required by applicable Law or otherwise elect to determine and themselves pay such liabilities accrued through the Day preceding Closing.

          (d) All other Hotel operating expenses of a strictly periodic nature (and not based upon specific orders for goods or services).

Notwithstanding any other provision of this Agreement to the contrary, no prorations shall be made or credit given for (A) capital costs, (B) purchase orders for any Inventory, and (C) except as expressly provided for elsewhere in this Section 8.2, Hotel operating expenses of a non-periodic nature, all of which shall be the responsibility of the Party incurring the cost or expense in question, regardless of when the goods or services in question are received. To the extent practicable, in lieu of prorating the charges for any metered utility service, Sellers shall arrange for the applicable utility to read the meter for each Hotel as early as possible on the Closing Date and to render a final bill to Sellers based on such reading.

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

     8.3  Hotel Revenues.

          (a) Guest Ledger. The balance (less any contested charges) of the open and unpaid account ("Guest Ledger Account") for each person who is a guest at any Hotel on the Day immediately preceding the Closing Date shall be prorated between Sellers and Buyer as follows:

               (1) All room revenue posted for all Days preceding the Closing Date shall be credited to Sellers.

               (2) All room revenue posted for all Days on or after the Closing Date shall belong to Buyer.

All Guest Ledger Accounts shall be assigned to Buyer at Closing, and Sellers shall receive a proration credit equal to their net aggregate prorated amount under this Section 8.3(a).

          (b) Rents and Other Operating Revenues. Monthly rents and other fixed periodic payments under the Leases and any other operating revenues not otherwise provided for in this Section 8.3, shall be prorated between Buyer and Sellers as of Closing; but no proration shall be made of any rent or other revenue item which is overdue as of the Closing Date until such rent or other revenue item is actually received and Sellers shall be responsible for pursuing the payment thereof.

          (c) Other Receivables. Except for Guest Ledger Accounts which are assigned to Buyer pursuant to Section 8.3, Sellers shall assign to Buyer all Accounts as of Closing, other than the following ("Excluded Receivables"): (i) Accounts that have been disputed in writing by the account debtor or as to which the account debtor has otherwise declared an intention not to pay, (ii) Accounts from any person who is the subject of a bankruptcy case or other insolvency proceeding or who has declared in writing an inability to pay and (iii) Accounts set forth on Schedule 8.3(c). Sellers shall receive a proration credit equal to 99% of the face amount of all Accounts assigned to Buyer pursuant to this
Section 8.3(c) and retain all Excluded Receivables.

     8.4 Hotel Payables. At Closing, Buyer shall receive a proration credit equal to the excess of (A) the aggregate estimated amount of all Hotel Payables in the Preliminary Statement over (B) Buyer's prorated share of such Hotel Payables under Section 8.2, and Buyer shall assume the obligation to satisfy Hotel Payables (1) included in such estimate (as evidenced by a schedule which Sellers shall prepare and submit to Buyer as part of the Preliminary Statement) or (2) which otherwise are identified within the 120-Day period following Closing. After Closing, before paying any amount invoiced or otherwise claimed by a third party to be due with respect to the operations of any Hotel prior to Closing which is not included on such schedule (or is claimed in an amount larger than that shown on such schedule), Buyer shall first submit such invoice or claim to Sellers. Unless Sellers, within 10 Days after receiving such submission, object to such invoice or claim (thereby making it a Disputed Payable), Buyer may pay the same and take a credit for such payment on the Final Statement. Sellers shall remain responsible for all Disputed Payables and for all Hotel Payables which are neither included on such schedule or identified within the 120-Day period following Closing.

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

     8.5  Other Credits to Buyer.

          (a) Reservation Deposits. Buyer shall receive a proration credit equal to the aggregate amount of all outstanding Reservation Deposits with respect to each Hotel.

          (b) Vouchers. Buyer shall receive a credit for each outstanding Voucher, in the amount of the face value of such Voucher if issued in a specific dollar amount, in an amount equal to the average rack rates at the applicable Hotel in excess of payment accompanying the Voucher if issued for free or reduced rate rooms, and otherwise in the amount of such Voucher's estimated retail value (if issued for food, beverages, other merchandise or services), including sales and other excise taxes which Buyer will be obligated to pay in connection with honoring such Voucher and Buyer shall honor each Voucher for which it receives a credit hereunder.

          (c) Security Deposits. Buyer shall receive a credit equal to the outstanding balance of all security deposits under the Leases.

          (d) Employee Leave. Buyer shall receive a credit equal to the total value of Employee Leave accrued with respect to each Continuing Employee as of the Closing Date, to the extent any such Employee Leave is not otherwise prorated pursuant to Section 8.2(c) and Sellers shall have no further obligation with respect to Employee Leave so credited.

          (e) Additional Credit. Buyer shall receive a credit in an amount equal to the sum of (i) fifty percent (50%) of room revenue posted for the Day preceding the Closing Date plus (ii) $4 per occupied room as of midnight on the Day preceding the Closing Date.

     8.6  Other Credits to Sellers.

          (a) Cash Banks. Sellers shall receive a proration credit equal to the aggregate balance of all Hotel Cash Banks as of Closing.

          (b) Utility Deposits; Loan Impounds and Debt Service. Sellers shall receive a credit equal to the total amount of any utility deposit, impound account with respect to any Lien, or any interest, prepayment premium or other payments on any Lien, to the extent appurtenant to the Hotels or the Assumed Loan Agreements, all of which shall be assigned to Buyer as of Closing.

          (c) Surplus Liquor and Certain Consumables. Sellers shall receive a credit equal to the excess (if any) of (1) the book value as of the Closing Date of the Liquor Inventory and the food and beverage inventory of the Hotels, in the aggregate, transferred to Buyer at the Closing, over (2) the average book value of the Liquor Inventory and the food and beverage inventory of the Hotels, in the aggregate, during the twelve-month period immediately preceding Closing.

     8.7 Regarding Hotel Prorations Generally. Unless this Section 8 expressly provides otherwise: (A) all prorations hereunder with respect to the Hotels shall be made as of 12:00:01 a.m., local time (for the applicable Hotel), on the Closing Date, (B) all prorations shall be made on an actual daily basis, and (C) for purposes of such prorations, all items of revenue and expense with respect to the Hotels' operations shall be classified and determined in accordance with the Uniform System of Accounts.

     8.8 Preliminary Closing Statement. Beginning as close to the anticipated Closing Date as practicable, Sellers shall, in consultation with Buyer and with Buyer's reasonable cooperation, cause to be prepared a prorations and credit statement (the "Preliminary Statement") which shall reflect all of the prorations, credits and other adjustments in payment at Closing required under this Section 8 or under any other provision of this Agreement. As soon as the Parties have agreed upon the Preliminary Statement, they shall jointly deliver a mutually signed copy thereof to Escrow Agent. To the extent the Parties are unable to agree by Closing on any item on the Preliminary Statement, Sellers' estimation of such item shall be used and such item shall be finally resolved on the Final Statement pursuant to Section 11.

9.   Conditions to Closing.

     9.1  In Buyer's Favor. In addition to the conditions specified in
Section 4, Buyer's obligation to close Escrow shall be subject to timely satisfaction of each of the following conditions:

          (a) Performance of Sellers' Obligations. Performance by Sellers of all of their material obligations under this Agreement to be performed at or before Closing including, without limitation, the satisfaction of the requirements of Section 10.3.

          (b) Accuracy of Warranties and Representations. The accuracy, as of Closing, of each of the warranties and representations set forth in Section 5.1 that are qualified as to materiality and the accuracy in all material respects, as of Closing, of each of the warranties and representations set forth in
Section 5.1 that are not so qualified as to materiality.

          (c)  Newco IPO Closing. The Newco IPO Closing shall have occurred.

          (d) Satisfactory Title Policies. Issuance at Closing of the Title Policy, as prescribed in the definition of "Title Policy" in Section 1.

          (e) Consent to Assignment of Hotel Management Agreements. Sellers' delivery to Buyer at or prior to Closing of the consent of the Manager under each Hotel Management Agreements to the assignment of the Sellers' right, title and interest in such Hotel Management Agreements (without material modification thereof) (the "Hotel Management Agreements Consent"), duly executed and acknowledged by the Manager in a form reasonably satisfactory to Buyer.

          (f) Estoppel Certificate for Hotel Management Agreements. Sellers' delivery to Buyer at or prior to Closing of a Hotel Management Estoppel Certificate from the Manager under the Hotel Management Agreements.

          (g) Consent to Assignment of Assumed Loan Agreements. Sellers' delivery to Buyer at or prior to Closing of the consent of each of the Secured Lenders to the assignment of the Sellers' right, title and interest in the Assumed Loan Agreements (without material modification thereof) (the "Assumed Loan Agreement Consents"), duly executed and acknowledged by the Secured Lender in a form reasonably satisfactory to Buyer.

          (h) Estoppel Certificate for Loan Agreements. Sellers' delivery to Buyer at or prior to Closing of an Assumed Loan Estoppel Certificate from the Secured Lender under the Assumed Loans.

          (i) Consents to Assignment of Offsite Rights. With respect to each of the Offsite Rights (if any) the transfer of which to Buyer or Buyer's nominee requires, in Buyer's good faith judgement, the consent of the grantor of such rights, Sellers' delivery to Buyer at or prior to Closing of such consent ("Offsite Rights Consent"), duly executed and acknowledged by the grantor of such rights, in a recordable form reasonably satisfactory to Buyer. If requested by the grantor as a prerequisite for giving such consent, Buyer (or its nominee) shall concurrently execute and deliver to such grantor a recordable instrument (to be effective only upon Closing), in such form as the grantor may reasonably require, agreeing to assume all obligations and liabilities of the grantee accruing under such Offsite Rights from and after the assignment thereof to Buyer (or such nominee).

          (j) Estoppel Certificates for Offsite Rights. With respect to each of the Offsite Rights (if any) for which Buyer requests the same, Sellers' delivery to Buyer of a certificate duly executed by the grantor of such rights ("Offsite Rights Estoppel Certificate"), in form and substance reasonably satisfactory to Buyer, (A) addressed to Buyer and dated no earlier than 30 Days prior to the Closing Date, (B) identifying such Offsite Rights and stating that the agreement or other instrument evidencing them is in full force and effect (with only such amendments and other modifications as may be identified in such certificate) and that, to the grantor's knowledge, no event of default (or event or condition which with notice, passage of time or both will be an event of default) exists on the part of the grantee, (C) acknowledging that Buyer and its successors, assigns and encumbrancers are entitled to rely upon such certificate in connection with any purchase or financing of the applicable Hotel, and (D) signed by an officer or other duly authorized representative of the grantor; provided, that, as promptly as practicable following the Effective Date, Buyer shall have identified each of the Offsite Rights (if any) for which it will request an Offsite Rights Estoppel Certificate and shall prepare, and submit to Sellers the desired form of such certificate. If Buyer has determined that an Offsite Rights Consent is also required with respect to such Offsite Rights, Sellers may combine the two documents in one.

          (k) Consents to Other Assignments. Where required under the terms of such agreements, the consent of the non-assigning party to each Contract, Lease and Hotel License Agreement which Buyer is obligated, or elects, to accept under this Agreement, without requirement that Buyer pay any amount, incur any additional obligation or liability, agree to any material change in the assigned contract or waive any rights or benefits thereunder, in order to obtain such consent.

          (l) Tenant Estoppel Certificates. Delivery to Buyer on or before the Approval Date of a Tenant Estoppel Certificate with respect to each Lease in force as of Closing, executed by the tenant thereunder without material exception, reservation or qualification; provided, that, if Sellers are unable to obtain a Tenant Estoppel Certificate from any tenant under any Lease

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

after using all commercially reasonable efforts in connection therewith, Sellers may deliver a certificate substantially in the form of a Tenant Estoppel Certificate, duly executed by Sellers.

          (m) Physical Condition. No material alteration or other change in the physical condition, structure or appearance of any Hotel having occurred since the Effective Date, normal wear and tear, damage by Casualty and Scheduled Capital Expenditures excepted. For purposes of this Section 9.1(m), an alteration or other change shall be deemed material if its cost, together with other alterations that would be otherwise be immaterial, exceeds $250,000 or if it results in the elimination of any guest room, conference room or other revenue-generating facility within any Hotel.

          (n) Liquor License. Buyer or its agent having either obtained all of the governmental approvals required for transfer or reissuance of all Liquor Licenses to Buyer (or Buyer's nominee) upon Closing, or for the lawful continuation of all Liquor Operations by Buyer (or Buyer's nominee) or its agent pending final approval of such transfer or reissuance, or arrangements reasonably satisfactory to Buyer having been made pursuant to Section 7.1(c) for the lawful continuation of all applicable Liquor Operations pending approval of such transfer or reissuance.

     9.2 In Sellers' Favor. The obligation of Sellers to close Escrow shall be subject to timely satisfaction of each of the following conditions:

          (a) Performance of Buyer's Obligations. Performance by Buyer of all of Buyer's material obligations under this Agreement to be performed at or before Closing including, without limitation, the satisfaction of the requirements set forth in Section 10.4.

          (b) Accuracy of Warranties and Representations. The accuracy (without reference to the state of Buyer's Knowledge), as of Closing, of each of the warranties and representations of Buyer set forth in Section 5.2 that are qualified as to materiality and the accuracy in all material respects (without reference to the state of Buyer's Knowledge), as of Closing, of each of the warranties and representations set forth in Section 5.2 that are not so qualified as to materiality.

          (c) Release of Sellers. The Manager shall have released Sellers and their affiliates from any liability associated with an early termination of the Hotel Management Agreements by Buyer following Closing, Buyer having agreed to assume such liability if required by Manager in connection with its release of Sellers.

     9.3  Pre-Closing Damage or Destruction.

          (a) Termination Rights. If, prior to Closing, all or a material part of the Hotel Premises of any Hotel are damaged, destroyed or taken by eminent domain (a "Material Casualty"), Buyer shall have the right, at its election, to terminate this Agreement, by written notice given to Sellers on or before the Closing Date. If a Material Casualty occurs fewer than ten Business Days before the Closing Date, notwithstanding any other provision hereof, Buyer shall have the right to extend the Closing Date until the 15th Business Day after the occurrence of such Material Casualty in order to make the election permitted by this Section 9.3(a).

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

          (b)  If No Termination.

               (1) If, prior to Closing, any part of the Hotel Premises of any Hotel is damaged or destroyed (a "Casualty"), and Buyer either does not have or elects not to exercise the right under Section 9.3(a) to terminate this Agreement, this Agreement shall continue in force and, upon Closing, Seller (subject to the following proviso) shall be entitled to all insurance proceeds, or other amounts that have been paid or may thereafter be payable to or for the account of any Seller in connection with such Casualty ("Proceeds," including any amounts recoverable under any rent loss or business interruption policy to the extent applicable to periods prior to Closing); provided, that, Buyer shall be entitled to any amounts recoverable under any rent loss or business interruption policy to the extent applicable to periods on and after Closing and Seller shall assign the right to receive such amounts to Buyer at Closing. At Closing, Buyer shall receive a credit against the Purchase Price equal to the amount of the reasonably estimated cost of repairing, restoring or replacing such Casualty, as determined by a contractor reasonably selected by Buyer, which contractor is not an Affiliate of Buyer (an "Independent Contractor"). If any Casualty shall be partially repaired, restored or replaced as of the Closing Date, Buyer shall be entitled to the reasonably estimated costs of completing such repair, restoration or replacement, as determined by an Independent Contractor, and Sellers shall assign to Buyer any contracts for such repair, restoration or replacement as Buyer shall elect prior to Closing.

               (2) If, prior to Closing, any part of the Hotel Premises of any Hotel is taken by eminent domain (a "Condemnation"), and Buyer either does not have or elects no to exercise the right under Section 9.3(a) to terminate this Agreement, this Agreement shall continue in force and, upon Closing, Buyer shall be entitled to all condemnation awards that have been paid or may thereafter be payable to or for the account of any Seller in connection with such Condemnation. At Closing, Buyer shall receive a credit against the Purchase Price equal to the amount of any award for such Condemnation already received by any Seller.

          (c) Materiality. For purposes of this Section 9.3, a Material Casualty shall be deemed to affect a material part of any Hotel Premises if: (A) such Material Casualty results in the taking or other permanent loss of any of the applicable Hotel Improvements, or of any parking area at or access way to the applicable Hotel or (B) such Material Casualty results in damage which will cost more than $5,000,000 or require more than 90 Days to repair or replace.

10.  Closing.

     10.1 Closing Date; Location. Concurrently with the Newco IPO Closing, the parties shall take all actions necessary to effect the Closing. The Closing shall take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 unless otherwise agreed by the Parties. The date on which the Closing shall occur shall be referred to as the "Closing Date."

     10.2 Pro Forma Title Policies. To facilitate Closing, the Parties shall direct the Title Company to prepare and deliver to Sellers and Buyer, at least five Business Days before the Closing Date, a pro forma of the Title Policies for each Hotel, reflecting the substantive form in which the Title Company then anticipates issuing such policy as of Closing.

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     10.3  Sellers' Deliveries.

          (a) Pre-Closing. On or before the date that is 15 Business Days prior to the Closing Date (the "Escrow Delivery Date"), Sellers shall deliver or cause to be delivered to Escrow Agent:

               (1) The Deed and every other Transfer Instrument (if any) relating to each Hotel that Buyer wishes to be recorded (including, if Buyer so elects, any Offsite Rights Assignment), all duly executed and acknowledged by the applicable Sellers, for recording at Closing in the official land records of the county where the applicable Hotel is located.

               (2) A counterpart of the FIRPTA Certificate and any analogous state-specific form, duly executed by all Sellers.

               (3)  Each of the items specified in Section 10.3(a)(4).

               (4) Such other documents as the Escrow Agent or the Title Company may reasonably require from Sellers in order to effect Closing in accordance with this Agreement (including, without limitation, owner's affidavit, gap indemnity, declarations or affidavits of value, certificates of good standing, incumbency certificates, certified copies of Sellers' governing and authorization documents and any required tax waivers).

          (b) At Closing. At Closing, Sellers shall deliver or cause to be delivered to Buyer, at the Place of Closing (except as otherwise specified in Section 10.3(a) or below):

               (1) Two counterparts of each of the Transfer Instruments (except those delivered to Escrow Agent pursuant to Section 10.3(a), which shall be deemed constructively delivered to Buyer at Closing), all duly executed and (in the case of the Tenant Leases Assignment) acknowledged by Sellers.

               (2) Two counterparts of the Sellers' Closing Certificate, executed by each Seller.

               (3) A counterpart of the FIRPTA Certificate and any analogous state-specific form, duly executed by each Seller.

               (4) The Originals (except that Originals of Offsite Rights, Contracts, Leases and Hotel Records, to the extent at Closing located in the appropriate place in the applicable Hotel, shall be deemed delivered with possession of such Hotel).

               (5) Each Assumed Loan Assignment and Consent Agreement, Hotel Management Assignment and Consent Agreement, Offsite Rights Consent, Offsite Rights Estoppel Certificate, Tenant Estoppel Certificate and other consent to assignment of Contracts obtained by Sellers, to the extent not previously delivered to Buyer.

               (6) For each Lease, a notice from the applicable Seller to the tenant thereunder, in the form attached hereto as Exhibit S, advising of the sale of the applicable Hotel to Buyer or Buyer's nominee.

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               (7)  Any other instrument or other document the delivery of which at Closing is specified elsewhere in this Agreement to be an obligation or condition to be satisfied by Sellers.

     10.4  Buyer's Deliveries.

          (a) Pre-Closing. On or before the Closing Date, Buyer shall deliver to Escrow Agent:

               (1) Good and immediately available funds in an amount equal at least to the sum of (A) the Purchase Price, plus (B) the total amount of Assumption Fees, plus (C) Sellers' Extraordinary S-11 Costs not in excess of $25,000, plus (D) Buyer's share of Closing costs to be paid through Escrow, plus or minus (E) the net amount owing Sellers or Buyer (as the case may be) under
Section 7.1 (as shown by the Preliminary Statement).

               (2) Any Transfer Instrument requiring Buyer's signature to be recorded at Closing, duly executed and acknowledged by Buyer (or Buyer's nominee).

               (3)  Each of the items specified in Section 10.4(b).

               (4) Such other documents as the Escrow Agent or the Title Company may reasonably require from Buyer in order to effect Closing in accordance with this Agreement (including, without limitation, affidavits or declarations of value, certificates of good standing, incumbency certificates and certified copies of Buyer's governing and authorization documents).

          (b) At Closing. At Closing, Buyer shall deliver to Sellers, at the Place of Closing (except as otherwise specified in Section 10.4(a)):

               (1) Two counterparts of each of the Tenant Leases Assignments, the Contract Assignments, the General Assignments and each Offsite Rights Assignment (if any), duly executed by Buyer.

               (2) Any other instrument or other document the delivery of which at Closing is specified elsewhere in this Agreement to be an obligation or condition to be satisfied by Buyer.

     10.5  Closing Costs.

          (a)  Paid by Sellers. Sellers shall pay:

               (1) All charges for the Title Reports, the Surveys, and the Title Policies, except charges for any endorsements other than those specified in clauses (a) through (g) in the definition of "Title Policy" (unless obtained to cure an Objectionable Title Matter).

               (2) All transfer taxes, stamp taxes, documentary taxes, sales taxes and similar excises imposed on the sale, conveyances, transfers and assignments under this Agreement.

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               (3)  All recording and filing fees and charges incurred in connection with the recording or other filing of the Transfer Instruments.

               (4) One-half of Escrow Agent's fees and expenses for administering Escrow.

               (5) Any brokerage commission or other compensation due Broker in connection with the transactions contemplated by this Agreement.

          (b)  Paid by Buyer. Buyer shall pay:

               (1) Any charges for endorsements to the Title Policies other than those specified to be paid by Sellers in Section 10.5(a)(1).

               (2) One-half of Escrow Agent's fees and expenses for administering Escrow.

          (c) Other Closing Costs. Any other charges and expenses incurred in effecting Closing shall be evenly allocated between the Sellers on the one hand and the Buyer on the other hand.

     10.6  Completion of Closing. Closing shall be effected as follows:

          (a) At such time as the Transactors and Counsel have confirmed (A) the delivery to Escrow Agent of each of the items specified in Sections 10.3(a) and 10.4(a) and (B) tender of delivery of each of the items specified in Sections 10.3(b) and 10.4(b) and provided Escrow Agent has not advised Buyer of any apparent obstacle to issuing the Title Policies as of Closing, the Parties through their respective Transactors or Counsel shall instruct Escrow Agent or the Title Company to record the Deeds and any other Transfer Instruments to be recorded in the appropriate place and delivering the rest of Sellers' Closing Documents to Buyer and Buyer's Closing Documents to Sellers.

          (b) Escrow Agent shall make the following disbursements from Escrow as soon as the Title Company has irrevocably committed to issue the Title Policies to Buyer and/or Buyer's nominees (as the case may be):

               (1) Disburse to the Secured Lender the amount which shall satisfy and pay in full all Assumption Fees under all Secured Loans to which such Secured Lender is a party.

               (2)  Pay Closing costs specified in Section 10.4(b)(2).

               (3)  Disburse all excess funds as directed by Buyer.

Disbursements to a Party shall be made by wire transfer of current funds to an account at a commercial bank within the United States, as designated to Escrow Agent by such Party or its Counsel; but if no such account has been so designated to Escrow Agent by the Business Day immediately following the Closing Date, Escrow Agent may instead disburse by (A) its own check, for any amount of $10,000 or less or (B) cashier's check, for any amount exceeding

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$10,000, dispatched on the Closing Date by overnight courier service to the applicable Party at the address for notices to such Party hereunder.

     10.7 Escrow and Recording Instructions. This Agreement shall also serve as instructions to Escrow Agent regarding the recording of instruments and disbursement of funds from Escrow; but the Parties shall jointly execute and deliver to Escrow Agent or the Title Company such supplementary or general instructions as may be required under any other provision of this Agreement or reasonably requested by Escrow Agent or the Title Company. If there is any conflict between supplementary and general instructions delivered pursuant to this Section 10.7 and the provisions of this Agreement, the latter shall control as between the Parties. All subsequent instructions to Escrow Agent shall be in writing and Escrow Agent shall not be obligated to rely or act upon any oral instructions, except that authorization to close may be given orally (including by telephone) so long as such authorization is not conditioned upon compliance with other oral instructions. The Parties may deliver instructions to Escrow Agent by fax, without need to confirm by delivery of duplicate instructions in any other manner.

     10.8 Delivery of Possession. Sellers shall cause possession of the Hotels to be delivered to Buyer immediately upon Closing, free and clear of all leases, tenancies and occupancies except for (A) the rights of the tenants under the Leases in force as of Closing, (B) Hotel guests, (C) rights of parties under Assumed Contracts and (D) possessory rights and interests included among the Permitted Exceptions.

     10.9 Procedure for Termination of Escrow. Upon any termination of this Agreement, Sellers and Buyer shall each promptly give Escrow Agent written instructions to cancel Escrow and disburse all funds and documents (if any) then held in Escrow in accordance with the provisions of this Agreement. If the Parties give Escrow Agent conflicting instructions regarding cancellation of Escrow or disposition of any funds or documents in Escrow, or if one Party gives Escrow Agent instructions to terminate Escrow and the other Party fails to give any instruction, then:

          (a) Escrow Agent shall promptly notify each Party in writing of such conflicting instructions or failure by one Party to give instructions and request that the Parties deliver joint written instructions regarding Escrow.

          (b) Where one Party has given instructions to terminate Escrow and the other has failed to give any instructions, Escrow Agent shall comply with instructions given by the first Party if the second Party has not given Escrow Agent instructions within five (5) Business Days after Escrow Agent's notice of such failure.

          (c) Where the Parties have given conflicting instructions, Escrow Agent shall take no action to terminate Escrow or disburse funds or documents out of Escrow except pursuant to further, joint instructions from the Parties or a final court order or judgment or except as provided in Section 10.9(d).

          (d) If the Parties fail, within sixty (60) Days after delivery of such demand, to deliver to Escrow Agent joint instructions resolving such disputed matter, Escrow Agent shall have the right to file an action in interpleader against all the Parties in any court of competent

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

jurisdiction sitting in New York, New York, and to deposit with such court all of the funds and other items held in Escrow, whereupon Escrow Agent shall be discharged from any further obligations or liability with respect to Escrow. The Parties, jointly and severally, shall Indemnify Escrow Agent from and against any claim, liability and expenses resulting from such interpleader action (but, as between Sellers and Buyer, the costs of such interpleader action shall be assessed in accordance with Section 17.10).

     10.10 Maintenance of Confidentiality by Escrow Agent. Except as may be otherwise required by applicable Law, Escrow Agent shall maintain the existence, terms and nature of this transaction and the identities of the Parties in strictest confidence and shall not disclose any thereof to any third party (including, without limitation, any broker) without the prior written consent of all the Parties.

11.  Post-Closing Adjustments.

     11.1 Final Closing Statement. No later than 135 Days after Closing, Buyer shall prepare and deliver to Sellers a final Closing statement (the "Final Statement"), which shall correct the estimates and (if necessary) other amounts used in the Preliminary Statement, based on Buyer's post-Closing examination of the books and records of the Hotels for the applicable periods during which Closing occurred and on relevant items of revenue or expense discovered after Closing (including, without limitation, Hotel Payables first identified after Closing). Sellers shall be deemed to have accepted the Final Statement as prepared by Buyer, except for such items as to which Sellers specifically object (including the basis for such objection) in a written notice given to Buyer within 30 Days after Buyer delivers the Final Statement to Sellers.

     11.2 Disputes. If Sellers give timely and proper notice of objection to any item(s) on the Final Statement, and Sellers and Buyer are unable between themselves to resolve each such item and agree upon the Final Statement within 45 Days after Buyer delivers the Final Statement to Sellers, then the Parties shall agree upon a national accounting firm to determine the appropriate treatment and amount of the remaining disputed items. If the Parties are unable to agree upon and engage such a firm within 60 Days after Buyer delivers the Final Statement to Sellers, then either Party shall have the right to apply to the American Arbitration Association, through its office in New York, New York, for the selection of a qualified independent arbitrator in accordance with the applicable rules and procedures of such association. The written determination of such accounting firm or arbitrator with respect to each such disputed item shall be binding and conclusive upon all Parties and shall become part of the agreed Final Statement. Sellers and Buyer shall pay in equal shares the fees and other expenses of such firm or arbitrator (as well as any fees of the American Arbitration Association, if requested to select the arbitrator).

     11.3 Settlement. Within 10 Business Days after Sellers and Buyer agree on (or Sellers have been deemed to have accepted) the Final Statement or after the last timely objection by Sellers have been resolved under Section 11.2, Buyer or Sellers (as the case may be) shall pay to the other the net amount owing on the final settlement of the Closing prorations, credits and other adjustments, as shown by the agreed Final Statement. Except for plain mathematical error or as provided in Section 11.4, no further adjustments or payments shall be required with respect to such prorations, credits and other adjustments.

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     11.4  Subsequent Tax Bills. Sellers and Buyer shall adjust the prorations of Property Taxes at each time after Closing that any more current, corrected or supplemental bill, assessment or deficiency notice is issued with respect to any Property Tax for a period which in whole or part precedes Closing (a "Subsequent Bill"). Each such adjustment shall be made and settled between Sellers and Buyer by the appropriate payment from one to the other no later than the later of the settlement date specified in Section 11.3 or 30 Days after either Buyer or Sellers deliver to the other a Subsequent Bill. Notwithstanding the foregoing, Sellers shall solely be entitled to any refund of Property Taxes paid with respect to any Hotel Premises for a tax period prior to the Closing, and Buyer agrees to assist and cooperate with Sellers in seeking any such refund (at no cost to Buyer).

12.  Third-Party Claims and Obligations.

     12.1 Assumed and Retained Liabilities. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any obligation or liability expressly assumed by Buyer pursuant to this Agreement, including, without limitation (A) obligations under the Leases, Offsite Rights Assignment and Assumed Contracts, in each case, to the extent arising or accruing after Closing and, (B) the Hotel Payables with respect to which Buyer has received a proration credit (but only to the extent of such credit). Sellers shall Indemnify Buyer from and against any and all Claims which Buyer incurs by reason of any obligation or liability retained by Sellers pursuant to this Agreement, including, without limitation (i) obligations under the Leases, Offsite Rights Assignment and Assumed Contracts, in each case, to the extent arising or accruing prior to Closing, (ii) any Excluded Contracts and (iii) any Disputed Payables (or any other Hotel Payable except to the extent Buyer has received a proration credit therefor).

     12.2 Employee Liabilities. Sellers shall remain responsible for all (A) claims made or suits brought with respect to Employee Liabilities prior to Closing, and (B) Employee Liabilities with respect to Hotel Employees accruing prior to Closing (except those which are directly related to a termination of employment after Closing or which otherwise first arise after Closing). Buyer shall be responsible for (x) Claims made or suits brought with respect to Employee Liabilities first arising following Closing, and (y) Employee Liabilities with respect to Hotel Employees accruing after Closing (except those which are directly related to a termination of employment before Closing or which otherwise first arise before Closing).

13.  Indemnification.

     13.1  Indemnification; Survival.

          (a) Indemnification by Sellers. Each Seller jointly and severally covenants and agrees that such Seller will indemnify, defend, protect and hold harmless Buyer and its officers, partners, directors, divisions, subdivisions, affiliates, subsidiaries, parents, agents, employees, successors and assigns at all times from and after the date of this Agreement from and against all Claims incurred by Buyer as a result of or arising from (i) any breach of the representations and warranties made by the Sellers set forth herein or on the schedules or certificates delivered in connection herewith, (ii) any nonfulfillment of any covenant or agreement on the part of the Sellers under this Agreement, (iii) the business, operations or assets of the Sellers or the Hotels prior to the Closing Date, or (iv) any liability under the Securities

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Act, the Securities Exchange Act or other Law or regulation, at common law or otherwise, arising out of or based upon (1) any untrue statement or alleged untrue statement of a material fact relating to any Seller contained in any preliminary prospectus, the registration statement filed in connection with the Newco IPO (the "Registration Statement") or any prospectus forming a part thereof, or any amendment thereof or supplement thereto (including any additional registration statement filed pursuant to Rule 462(b) under the Securities Act), which statement was provided or was based upon information or documents provided to Buyer or its counsel by the Sellers or their counsel, or
(2) any omission or alleged omission to state therein a material fact relating to the Sellers required to be stated therein or necessary to make the statements therein not misleading, which information was not provided to Buyer or its counsel by the Sellers or their counsel; provided, however, that such indemnity shall not inure to the benefit of Buyer to the extent that such untrue statement (or alleged untrue statement) was made in, or such omission or alleged omission) occurred in, any preliminary prospectus and the Sellers provided, in writing, corrected information to Buyer or Newco for inclusion in the final prospectus, and such information was not so included.

          (b) Indemnification by Buyer. Subject to the provisions of Section 13.4, Buyer covenants and agrees that it will indemnify, defend, protect and hold harmless the Sellers at all times from and after the date of this Agreement from and against all Claims incurred by the Sellers as a result of or arising from (i) any breach of the representations and warranties made by Buyer set forth herein or on the schedules or certificates attached hereto, (ii) any nonfulfillment of any agreement on the part of Buyer under this Agreement, or
(iii) any liability under the Securities Act, the Exchange Act or other Law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to Buyer or Newco contained in any preliminary prospectus, the Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act), or arising out of or based upon any omission or alleged omission to state therein a material fact relating to Buyer or Newco required to be stated therein or necessary to make the statements therein not misleading, which liability is not the subject of indemnification of Buyer pursuant to Section 13.1(b) above.

     13.2  Third-Party Claims and Obligations.

          (a) Offsite Rights. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any alleged default on the part of any Seller under an Offsite Rights Assignment based upon an event or condition occurring (or alleged to have occurred) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims that any Seller incurs by reason of any alleged default on the part of Buyer under any Offsite Rights Assignment based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (b) Lease. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims Buyer incurs by reason of any alleged default on the part of any Seller or the Manager under a Lease based upon an event or condition occurring (or alleged to have occurred) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims

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that Sellers incur by reason of any alleged default on the part of the lessor under a Lease based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (c) Contracts and Assumed Contracts. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of (i) any alleged default on the part of any Seller or the Manager under a Contract not assigned to Buyer at Closing or (ii) any alleged default on the part of any Seller or the Manager under an Assumed Contract, where the allegation of such default is based on an event or condition which occurred or arose (or is alleged to have occurred or arisen) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged default on the part of Buyer or Buyer's hotel manager under an Assumed Contract, where the allegation of default is based upon an event or condition which arose or occurred (or is alleged to have arisen or occurred) after Closing.

          (d) Assumed and Retained Liabilities. Sellers, jointly and severally on the one hand, and Buyer on the other hand shall each Indemnify the other from and against any and all Claims that the Indemnified Person incurs by reason of any obligation or liability which is expressly provided to be the obligation or responsibility of the indemnifying Party in this Agreement. Without limiting the generality of the foregoing: (A) Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any Hotel Payable assumed by Buyer hereunder, (B) Sellers shall Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any Disputed Payable or any Hotel Payable or Tax which remains the responsibility of Sellers hereunder, and (C) Sellers shall reimburse Buyer, within ten Days after written demand therefor, for each Voucher honored by Buyer after 120 Days following Closing for which Buyer has not previously been credited (such reimbursement to be at face value for any Voucher issued in a specific dollar amount, at average rack rates in excess of payment accompanying the Voucher if issued for free or reduced rate rooms, and otherwise at estimated retail value, including sales and other excise taxes which Buyer will be obligated to pay in connection with honoring such Voucher, if issued for food, beverages, other merchandise or services).

          (e) Tort Claims. Sellers shall Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any alleged injury or damage to the person or property of another based upon an event or condition occurring (or alleged to have occurred) at any Hotel prior to Closing. To the extent that Sellers pay any such claim, liability and related expenses under this Section 13.2(e), Sellers reserve the right to recover from Manager or any insurer therefor. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged injury or damage to the person or property of another based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (f) Indemnification of Related Persons. Any indemnification of any Party against third-person claims contained herein shall also run in favor of such Party's partners, members, shareholders, directors, officers, Affiliates, agents and managers, and the employees of each of them, all of whom are intended by the Parties to be third-party beneficiaries of this Section 13.2.

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          (g)  Procedures for Third-Party Claims.

               (1) Notice of Claim. Whenever any person indemnified under this Section 13.2 (an "Indemnified Person") learns, through the filing of a claim, demand letter or otherwise, of the existence of a Claim to which such Indemnified Person believes this Section 13.2 applies, the Indemnified Person shall promptly (and, in any event within ten Days) notify the indemnifying Party (the "Indemnifying Party") and furnish the Indemnifying Party with a copy of each demand, pleading and other communication which the Indemnified Person has received relating to such claim; provided, however, that (subject to the limitation on certain indemnity claims under Section 13.3), no delay on the part of the Indemnified Person in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent that) the Indemnifying Party thereby is prejudiced.

               (2) Indemnifying Party's Right to Defend. The Indemnifying Party shall have the right to defend the Indemnified Person against any Claim with counsel of its choice reasonably satisfactory to the Indemnified Person so long as (A) the Indemnifying Party notifies the Indemnified Person in writing that the Indemnifying Party shall Indemnify the Indemnified Person from and against such Claim and (B) the Indemnifying Party conducts the defense of such Claim actively and diligently.

               (3) Indemnified Person's Right to Participate. So long as the Indemnifying Party has accepted and is conducting the defense of a Claim in accordance with Section 13.2(g)(2), (A) the Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of such Claim, (B) the Indemnified Person will not consent to the entry of any judgment or enter into any settlement with respect to such Claim without the prior written consent of the Indemnifying Party, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement involving equitable relief against the Indemnified Person with respect to the Claim without the prior written consent of the Indemnified Person.

               (4) Indemnified Person's Right to Assume Control. Unless the Indemnifying Party accepts the defense of a Claim within ten Days after the Indemnified Person has given notice of such Claim and is conducting the defense of a Claim in accordance with Section 13.2(g)(2), then, until the Indemnifying Party does accept the defense of such Claim and so conducts such defense, the Indemnified Person may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, such Claim in any manner it reasonably may deem appropriate (and the Indemnified Person need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (A) the Indemnifying Party shall reimburse the Indemnified Person promptly and periodically for the costs of defending against such Claim (including attorneys' fees and expenses) if such Claim is covered by an indemnification obligation of the Indemnifying Party hereunder, and (B) the Indemnifying Party shall remain responsible for any liability, loss and expenses the Indemnified Person may suffer as a result of such Claim (including, without limitation, the cost of any settlement made by the Indemnified Party pursuant to this Section 13.2(g)(4)) to the fullest extent provided in this Section 13.

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     13.3  Time Limitation on Claims. The provisions of, and the Parties'
respective obligations under, this Section 13 shall survive Closing or termination of this Agreement; provided, however, that:

          (a) Sellers shall have no liability to Buyer for breach of any warranty or representation contained herein, under this Section 13, Section 5.1 or otherwise, unless Buyer has given Sellers written notice claiming such breach, stating in reasonable detail the factual basis for such claim, before the first anniversary of the Closing Date; provided, that, breaches of
Section 5.1(u), Section 10.5(a)(2), Section 11 and Section 13.2(d) shall not be subject to the foregoing time limit and breaches of Section 5.1(m) shall toll the foregoing time limit until the date that is 90 days following the expiration of the applicable statute of limitations.

          (b) Buyer shall have no liability to Sellers for breach of any warranty or representation contained herein, under this Section 13, Section 5.2 or otherwise, unless Sellers have given Buyer written notice claiming such breach, stating in reasonable detail the factual basis for such claim, before the first anniversary of the Closing Date; provided, that, breaches of Section 11 and Section 13.2(d) shall not be subject to the foregoing time limit.

          (c) Buyer shall not have any liability to Sellers under this Section 13, Section 4.6 or otherwise, for repair or replacement of any damaged portion of any Hotel (i) if Closing occurs or (ii) unless Sellers give Buyer written notice of such damage by the later of (A) 60 Days after the termination of this Agreement or (B) ten Days after Sellers discover such damage.

          (d) Buyer shall not have any liability to Sellers under this Section 13, Section 4.6 or otherwise, for any claims against Sellers resulting from activities of Buyer or Buyer's representatives pursuant to Section 4.5, unless Sellers give Buyer written notice of such claim within 30 Days after any Seller receives notice of the same.

     13.4 Seller Liquidated Damages. If this Agreement is not terminated by Buyer on or prior to the Approval Date, then Buyer shall be required to pay to Seller, as liquidated damages (the "Liquidated Damages"), $2,000,000, in the event that all of the following (a), (b) and (c) shall have occurred: (a) Buyer later terminates this Agreement for any reason other than on account of (1) any breach of this Agreement by Seller or any failure to satisfy any of the conditions set forth in Section 9.1, or (2) the existence of any material impediment(s) related to the Hotels or the Sellers which would have prevented or unreasonably delayed the Newco IPO Closing absent such termination, and which impediments were outside of Buyer's reasonable control; (b) the Newco IPO Closing shall have occurred within twelve (12) months of the date on which Buyer terminated this Agreement and Buyer shall not have offered Sellers participation therein on substantially the same terms contemplated herein (through the invitation to negotiate a new agreement for the purchase of the Hotels); and (c) hotels described in the Newco Form S-11 when it was first filed with the Securities and Exchange Commission that are also included in the final prospectus for the Newco IPO shall have accounted for sixty-six and two-thirds percent (66-2/3%) or more of the trailing twelve month earnings before interest, taxes, depreciation and amortization of Newco's entire hotel portfolio described in the Newco IPO final prospectus. Liquidated Damages payable pursuant to this
Section 13.4, if any, shall be due within five (5) Business Days of the Newco IPO Closing. Buyer shall have no further liability to Sellers pursuant to this Agreement upon the payment of Liquidated Damages and the amount of any Liquidated Damages payable to Seller shall be reduced by an amount equal to (x) the amount of any damages or costs previously paid by Buyer to Sellers pursuant to this Agreement, plus (y) the amount of any damages or other costs that Buyer is obligated to pay Sellers in accordance with a valid judicial order or ruling.

14.  Termination.

     This Agreement may be terminated at any time prior to the Closing:

          (a)  by mutual, written agreement between Buyer and Sellers;

          (b) by either Buyer or Sellers if the Closing shall not have occurred on or prior to the Outside Closing Date; provided, that the right to terminate this Agreement under this Section 14 shall not be available to any Party whose breach of warranty, or failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

          (c) by either Buyer or Sellers if there shall be in effect any law or regulation that prohibits the consummation of the Closing or if consummation of the Closing would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

          (d) by Sellers if the Newco Form S-11 shall not have been initially filed with the Securities and Exchange Commission on or prior to the Initial Filing Deadline;

          (e) by Sellers if the Newco IPO Closing shall not have occurred on or prior to the Newco IPO Closing Deadline; provided, that, if (A) Buyer shall deliver notice to Sellers on or prior to the Newco IPO Closing Deadline that (1) the Newco IPO Closing will not be completed on or prior to the Newco IPO Closing Deadline, (2) that Buyer anticipates that the Newco IPO Closing shall be completed within a reasonable time following the Newco IPO Closing Deadline, and
(B) the failure to so complete the Newco IPO Closing on or prior to the Newco IPO Closing Deadline shall not be primarily as a result of any action taken or the failure to take any commercially reasonable action in furtherance of the Newco IPO Closing, in each case by Newco, Buyer or any Affiliate thereof, then Sellers shall not have the right to terminate this Agreement pursuant to this
Section 14(e) unless the Newco IPO Closing shall not have occurred on or prior to August 31, 2004 (unless otherwise terminated in accordance with this Section
14) for so long as Newco, Buyer or any Affiliate thereof continues to take commercially reasonable actions to consummate the Newco IPO.

          (f) by Sellers if, as a result of action or inaction by the Buyer, the Closing shall not have occurred on or prior to the date that is 10 Days following the date on which all of the conditions to Closing set forth in
Section 9.1 are satisfied or waived;

          (g) by Buyer if, as a result of action or inaction by the Sellers or any of them, the Closing shall not have occurred on or prior to the date that is 10 Days following the date on which all of the conditions to Closing set forth in Section 9.2 are satisfied or waived;

          (h) by Buyer or Sellers if there is or has been a material breach or material failure to fulfill on the part of the other Party any of the representations, warranties, covenants or agreements set forth in this Agreement, which, in the case of any covenant or agreement, is not cured within 10 Days after the non-terminating Party has been notified of the other Party's intent to terminate this Agreement pursuant to this Section 14; or

          (i) by Buyer if Buyer elects to terminate this Agreement in accordance with Sections 4.4(c), 4.7 or 9.3.

15.  Assignment.

     Prior to Closing, Buyer shall have the right to assign or transfer its rights under this Agreement to Newco or its operating partnership or to any Affiliate of Buyer, and/or a partnership or limited liability company with respect to which Buyer or an Affiliate of Buyer is a general partner or managing member (either directly or through the general partnership or managing member interest in one or more sub-tier partnerships or limited liability companies), provided that each such assignee concurrently with such assignment assumes, in a written instrument delivered to Sellers, all of the obligations and liabilities of Buyer hereunder. Upon such an assignment, the assignee(s) shall become the Buyer for all purposes of this Agreement, and the Buyer named herein shall be relieved of any further obligation or liability hereunder; but no such proposed assignee shall have any obligation or liability hereunder until and unless the assignment to it has been made and accepted in writing. Nothing herein shall be deemed to preclude or prevent Buyer, after Closing, from assigning any of its remaining rights under this Agreement, pro tanto, in conjunction with any sale, lease, secured financing or other conveyance of any of the properties comprising the Hotels or any possessory or security interest therein.

16.  Notices.

     Except in the case (if any) where this Agreement expressly provides for an alternate form of communication, any notice, consent, demand or other communication to be delivered to a Party hereunder shall be deemed delivered and received when made in writing and transmitted to the applicable Party either by receipted courier service, or by the United States Postal Service, first class registered or certified mail, postage prepaid, return receipt requested, or by electronic facsimile transmission ("Fax"), at the address or addresses indicated for such Party below (and/or to such other address as such Party may from time to time by written notice designate to the other):

     If to Sellers:   Hotel Venture East, LP
                      Hotel Venture West, LP
                      3100 McKinnon, Suite 1080
                      Dallas, Texas 75201
                      Attention: Lamont L. Meek
                      Fax: (214) 954-4160
     with a copy to:  McGuire Craddock & Strother, P.C.
                      3550 Lincoln Plaza
                      500 North Akard
                      Dallas, Texas 75201
                      Attention: T. McCullough Strother, Esq.
                      Fax: (214) 954-6868

     If to Buyer:     AP/APMC Partners, LLC
                      1301 Avenue of the Americas, 38th Floor
                      New York, New York 10019
                      Attention: Rick Koenigsberger
                      Fax: (212) 515-3282

     with a copy to:  Morgan, Lewis & Bockius LLP
                      300 South Grand Avenue, 22nd Floor
                      Los Angeles, California 90071
                      Attention: Steven M. Ruskin, Esq.
                      Fax: (213) 612-2501

and shall be deemed delivered and received: (A) if delivery or Fax transmission is completed before 5:00 p.m. recipient's local time on a Business Day, or if delivery is attempted but refused between the hours of 9:00 a.m. and 5:00 p.m. recipient's local time on a Business Day, then on the Day of actual delivery or attempted delivery and (B) otherwise, on the Business Day following the Day of actual delivery or Fax transmission; provided, however, that delivery by Fax shall be effective only if the Fax transmission is confirmed within three Business Days by duplicate notice delivered as otherwise provided herein. Time of delivery or attempted delivery shall be established by postal or courier receipt and time of completion of Fax transmission shall be established by a transmission confirmation log sheet generated by the sending machine. For all purposes under this Agreement, delivery of notice to any Seller shall be deemed to be delivery of such notice to all Sellers.

17.  General Provisions.

     17.1  Confidentiality. Except for Permitted Disclosures (defined below),
(A) each Party shall keep confidential the terms of this Agreement, (B) until and unless Closing occurs, Buyer shall keep confidential all information regarding the Sellers which is not otherwise known by Buyer to be public and which it receives from Sellers or Manager pursuant to this Agreement, and (C)
 after Closing, Sellers shall keep confidential all such non-public information regarding the Hotels. As used herein, "Permitted Disclosures" include only (i) disclosures by a Party to the Title Company, the Manager and the Secured Lender,
(ii) disclosures by a Party to its attorneys, accountants and other consultants as reasonably necessary in the negotiation of this Agreement, the conduct of due diligence, the consummation of the transactions contemplated hereby and the exercise of such Party's rights and the performance of its duties hereunder,
(iii) disclosures by Buyer to the board, staff, counsel, accountants and consultants of any assignee or prospective assignee under Section 14 (or of such assignee's ultimate parent entity), (iv) disclosure to any government regulatory agency which requests the information in question in the course of its regulatory functions, and (v) any other disclosure required by Law (including, without limitation, in response to any subpoena). In the case of any Permitted Disclosure described in clause (i), (ii) or (iii) above, the disclosing Party shall advise the person to whom such disclosure is made of the confidential nature of any information disclosed and obtain from such person an undertaking to respect such confidentiality.

     17.2 Effect of Termination. Upon any termination of this Agreement, no Party shall have any further obligation or liability to the other hereunder except (i) as provided below (regarding Buyer's return or destruction of materials received from Sellers), (ii) any remaining obligation of Buyer under
Section 4.6 (with respect to activities of Buyer or its agents upon the Hotel Premises), (iii) any remaining obligations of Buyer under Section 13.4, (iv) any liability which any Party may have hereunder by reason of the fact that such termination either (A) was wrongfully made by it or (B) resulted from a breach of its warranties, covenants or other obligations hereunder, and (v) any obligation under Section 17.10. Within 90 Days after termination of this Agreement without Closing, Buyer shall either return to Sellers or destroy all materials of a confidential nature which Buyer has received from Sellers or Manager pursuant to this Agreement; provided, however, that if any dispute regarding such termination then exists between the Parties, Buyer shall have the right to retain any of such materials which may be relevant to such dispute until a final resolution thereof.

     17.3 Construction; Participation in Drafting. Each Party acknowledges that it and its Counsel have participated substantially in the drafting of this Agreement and agree that, accordingly, in the interpretation and construction of this Agreement, no ambiguity, real or apparent, in any provision hereof shall be construed against a Party by reason of the role of such Party or its Counsel in the drafting of such provision. In construing provisions of this Agreement the rule ejusdem generis shall not apply and the listing of items following the term "include" or "including," whether or not qualified by phrases like "without limitation" or "but not limited to," shall be regarded as illustrative and not exhaustive

     17.4 No Third-Party Beneficiaries. Except as expressly provided in Section 13, nothing in this Agreement is intended or shall be construed to confer any rights or remedies on any person other than the Parties and their respective successors and assigns, or to relieve, discharge or alter the obligations of any third person to either Party or to give any third person any right of subrogation or action over against any Party. Without limiting the generality of the foregoing, no Hotel Employee shall be deemed a third party beneficiary of any provision of this Agreement.

     17.5 Survival of Provisions. To the extent required for its proper effect and subject to Section 13.3, each provision of this Agreement shall survive Closing or termination of this Agreement, regardless of whether this Agreement specifically provides for its survival, and shall not be deemed merged into the Transfer Instruments.

     17.6 Integration and Binding Effect. This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the Parties with respect to the subject matter hereof (including, without limitation, any letter of intent or other such written proposal). This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by all Parties. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns.

     17.7 Computation of Time. Any time period specified in this Agreement which would otherwise end on a non-Business Day shall automatically be extended to the immediately following Business Day.

     17.8 Captions. Article and section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

     17.9 Further Assurances. The Parties shall cooperate with each other as reasonably necessary to effect the provisions of this Agreement, shall use reasonable and good faith efforts to satisfy conditions to Closing and, at and after Closing, shall each execute and deliver such additional instruments or other documents and another Party may reasonably request to accomplish the purposes and intent of this Agreement; provided, however, that nothing in this
Section 17.9 shall be deemed to enlarge the obligations of the Parties hereunder or to require any Party to incur any material expense or liability not otherwise required of it hereunder.

     17.10 Enforcement Costs. Should either Buyer or Sellers institute any action or proceeding to enforce any provision of this Agreement or for damages by reason of an alleged breach of any provision hereof, the prevailing Party shall be entitled to recover from the Party not prevailing all costs and expenses (including attorneys' fees actually and reasonably incurred) incurred by such prevailing Party in connection with such action or proceeding. For purposes hereof, a plaintiff Party shall be considered the "prevailing Party" in an equitable action if it substantially obtains the equitable remedy sought and shall be considered the "prevailing Party" in an action for damages if it recovers the greater of (A) at least 75% of its last settlement offer (or, if it has made no offer, at least 50% of the amount sought by it at trial) or (B) 125% of the last settlement offer made by the defendant Party; otherwise, the defendant Party shall be deemed the "prevailing" Party even though recovery is had against it. A Party entitled to recover costs and expenses under this
Section 17.10 shall also be entitled to recover all costs and expenses (including attorneys' fees actually and reasonably incurred) incurred in the enforcement of any judgement or settlement obtained in such action or proceeding (and in any such judgement provision shall be made for the recovery of such post-judgement costs and expenses).

     17.11 Governing Law. This Agreement shall be deemed to be an agreement made under the Laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     17.12 Counterparts. This Agreement, and any amendment hereto, may be executed in any number of counterparts and by each Party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered, each by its own representative thereunto duly authorized, as of the date first above written.

SELLERS:                                HOTEL VENTURE EAST, L.P.,
                                        a Texas limited partnership


                                        By:  Circa GP East, Inc.,
                                             a Texas corporation,
                                             its General Partner

                                             By:    /s/ Robert D. Brown
                                                    ----------------------------
                                             Name:      Robert D. Brown
                                                    ----------------------------
                                             Title:     Vice President
                                                    ----------------------------

                                        CIRCA GP EAST, INC.,
                                        a Texas corporation


                                        By:    /s/ Robert D. Brown
                                               ---------------------------------
                                        Name:      Robert D. Brown
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------

                                        HOTEL VENTURE WEST, L.P.,
                                        a Texas limited partnership


                                        By:  Circa GP West, Inc.,
                                             a Texas corporation,
                                             its General Partner

                                             By:    /s/ Robert D. Brown
                                                    ----------------------------
                                             Name:      Robert D. Brown
                                                    ----------------------------
                                             Title:     Vice President
                                                    ----------------------------

                                        CIRCA GP WEST, INC.,
                                        a Texas corporation


                                        By:    /s/ Robert D. Brown
                                               ---------------------------------
                                        Name:      Robert D. Brown
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------

BUYER:                                  AP/APMC PARTNERS, LLC,
                                        a Delaware limited liability company


                                        By:  AP/APMC-MM, LLC,
                                             its Manager


                                        By:  Kronus Property III, Inc.,
                                             its Manager


Date: April 16, 2004                    By:    /s/ Rick Koenigsberger
                                               ---------------------------------
                                        Name:  Rick Koenigsberger
                                        Title: Vice President

The undersigned hereby accepts this Agreement as its escrow instructions and agrees to act as Escrow Agent hereunder, in accordance with the terms and conditions hereof.

LAWYERS TITLE INSURANCE CORPORATION


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------
Date:  ___________________________, 2004

                    Hotel Venture Purchase and Sale Agreement

                                    Exhibits

                                                                       Exhibit A
                                                                       ---------

                              SCHEDULE OF CONTRACTS

1. The items set forth on Schedule 5.1(n) are incorporated herein by reference.

2. Chubb Custom Insurance Company Environmental Site Liability Policy for period 5/31/02 - 5/31/07 (Policy No. 3725-43-36)

                                                                       Exhibit B
                                                                       ---------

                                     FORM OF

                                  BILL OF SALE

BY THIS BILL OF SALE, for [Ten Dollars ($10.00)] cash and other good and valuable consideration, receipt of which is hereby acknowledged, [NAME OF SELLER], a [jurisdiction/entity] ("Seller"), does hereby sell, assign, convey, transfer and set over to [NAME, entity type and jurisdiction of Buyer] ("Buyer"), all of the FF&E and Inventory, as those terms are defined in that certain Agreement of Purchase and Sale for [Name of Hotel], between Seller and AP/APMC Partners, LLC, including, without limitation, all of the items and classes of tangible personal property described in Exhibit A attached hereto (and hereby made a part hereof), without warranty, express or implied, except that Seller shall warrant and defend unto Buyer and Buyer's successors and assigns title to such property against all persons claiming by, through or under Seller.

Seller further hereby covenants to execute and deliver such further instrument(s) as Buyer may hereafter request to evidence or confirm any of the sales made herein, in such form as Buyer may reasonably request and promptly upon Buyer's request therefor.


Dated: [insert date]                    [NAME OF SELLER], a
                                        [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                           Tangible Personal Property

                                                                       Exhibit C
                                                                       ---------

                                     FORM OF

           AGREEMENT OF ASSIGNMENT AND ASSUMPTION OF ASSUMED CONTRACTS

THIS AGREEMENT OF ASSIGNMENT AND ASSUMPTION (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [Name of Hotel] (the "Hotel"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer." All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, the contracts and equipment leases (the "Assumed Contracts") identified in the Schedule of Contracts attached hereto as Exhibit A, subject to the terms and conditions set forth in this Assignment.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights in, under and to each of the Assumed Contracts and to all benefits and privileges hereafter accruing to Assignor thereunder.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Assumed Contracts accruing from and after the date hereof.

     3. Indemnifications by Assignor and Assignee. Assignor shall indemnify Assignee, its successors and assigns, from and against any and all claims and liability, and expenses related thereto (including attorneys' fees actually and reasonably incurred), for breach or default on the part of the servicee or equipment lessee under any Assumed Contract based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) before the date hereof. Assignee shall indemnify Assignor, its successors and assigns, from and against any and all claims and liability, and expenses related thereto (including attorneys' fees actually and reasonably incurred), for breach or default on the part of the servicee or equipment lessee under any Assumed Contract based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) on or after the date hereof.

     4. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     5. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     6. Counterparts. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     7. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     9. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                               [NAME OF SELLER], a
                                        [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

ASSIGNEE:                               [NAME, entity, jurisdiction
                                        of Buyer nominee]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                ACKNOWLEDGEMENTS
                                ----------------

STATE OF          )
                  ) ss.:
COUNTY OF         )

On _________________________, before me, _______________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

__________________________________[SEAL]

STATE OF          )
                  ) ss.:
COUNTY OF         )

On _________________________, before me, _______________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

__________________________________[SEAL]

                                    ********

                                    EXHIBIT A

                              Schedule of Contracts

                                                                       Exhibit D
                                                                       ---------

                                     FORM OF

                                      DEEDS

                                  See attached.

                                    Arkansas
                                    --------

                                  WARRANTY DEED

Know All Men By These Presents:

     That _______________________________________ a ____________________________
organized under and by virtue of the laws of the State of______________________, by its_______________________ and________________, duly authorized and empowered hereto by proper resolution of its Board of Directors, for and in consideration of the sum of__________________________________________ Dollars paid by
_______________________________________________________________________, Grantee
________________________, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell and convey unto the said Grantee ________________________, and unto his heirs and/or successors and assigns forever, the following lands lying in the County of ___________________________, and State of Arkansas, to-wit:

Subject to existing easements, building lines, and restrictions of record, if any.

I certify under penalty of false swearing that the legally correct amount of documentary stamps have been placed on this instrument. (If none shown, exempt or no consideration paid.)

Grantee or Agent _______________________________________________________________

Grantee's Address ______________________________________________________________

     To have and to hold the same unto the said Grantee _____________________, and unto his heirs and/or successors and assigns forever, with all appurtenances thereunto belonging.

     And hereby covenants with the said Grantee ____________________, that it will forever warrant and defend the title to said lands against all claims whatever.

     IN TESTIMONY WHEREOF, The name of the grantor is hereunto affixed by its President and its seal affixed by its Secretary, this _______________ day of ________________________________, 2004.

                                        ________________________________________

                                        ________________________________________

                                 ACKNOWLEDGEMENT

STATE OF ARKANSAS

COUNTY OF __________


     On this _______________________ day of _______________________________,
2004 before me_________________________________________________________ duly commissioned, qualified and acting, within and for the said County and State, appeared in person the within named_____________________________________________
and________________________________ to me personally well known, who stated that they were the President and Secretary of the ___________________________________
________________________________________________________________________________
a corporation, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this _____________________ day of ___________________________________, 2004.


                                        ----------------------------------------
                                        Notary Public

My Commission expires __________________

                                   California
                                   ----------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

________________________________________
________________________________________
________________________________________
Attn: __________________________________


MAIL TAX STATEMENTS TO:

________________________________________
________________________________________
________________________________________
Attn: __________________________________

-------------------(SPACE ABOVE THIS LINE FOR RECORDER'S USE)-------------------
                                   GRANT DEED

The undersigned grantor declares that Documentary Transfer Tax is not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended.

FOR CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ________________________________________________________________ ("Grantor"),
hereby grants to ______________________________________________, the following described real property in the City of _____________, County of _________________, State of California:

See Schedule "1" which is attached hereto and incorporated by this reference.

IN WITNESS WHEREOF, Grantor hereto has executed this Grant Deed as of the ____ day of ______________, 200_.

                                        GRANTOR:


                                        ----------------------------------------

                                        By:
                                            ------------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                  [NOTARY ACKNOWLEDGEMENT FOLLOWS ON NEXT PAGE]

STATE OF _________________    )
                              )ss.
COUNTY OF ________________    )

     On _______________ ____, 200_, before me, the undersigned, a notary public in and for said State, personally appeared ___________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                        WITNESS MY HAND AND OFFICIAL SEAL.


                                        Signature _______________________ [SEAL]

                                     Montana
                                     -------

Filed for record this ________ day of ___________________________, 200___
at ______ o'clock ___.m.

                         Know All Men By These Presents:
                         -------------------------------

     That _______________________ a limited partnership, organized and existing under the laws of the State of ________________________________, in consideration of the sum of ____________________________ Dollars ($______________), the receipt whereof is hereby admitted, does hereby grant, bargain, sell, convey and confirm unto _________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
and to ____________________________________________________________ and assigns,
FOREVER, the following described real property, situated in the city or town of ___________________, County of ________________________, State of Montana,
to-wit: ________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________.

     TOGETHER, with all and singular the tenements, hereditaments, _____________ _________________________________________ and appurtenances thereto belonging or in anywise appertaining. _______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

     And the said GRANTOR hereby covenants that it will forever WARRANT and DEFEND all right, title, and interest in and to said premises, and the quiet and peaceable possession thereof, unto the said GRANTEE ____________________________ ______ and assigns, against the acts and deeds of said grantor, and all and every person and persons whomsoever lawfully claiming or to claim the same.

     ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________.

     IN WITNESS WHEREOF, said GRANTOR has caused its corporate name to be subscribed and its corporate seal to be affixed, by its proper officers, thereunder duly authorized, on this _______day of __________________ A.D. 20___.


                                          ___________________________________
                                          By:________________________, President

ATTEST:
________________________________________
__________________________, Secretary


STATE OF MONTANA,          )
                           )  ss
County of _____________    )

     On this _____________ day of ______________________________________ in the
year 20___, before me_________________________________, a Notary Public for the
State of Montana, personally appeared __________________________________ (known to me or proved to me on oath of _______________________________________________
____________ to be the __________________________________________ of the limited partnership that executed the within instrument and acknowledged to me that such limited partnership executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal the day and year in this certificate first above written.

                                        ________________________________________
                                        Notary Public for the State of Montana

Residing at _________________________   My Commission expires ___________, 20__.

                                      Texas
                                      -----

                                  WARRANTY DEED

THE STATE OF TEXAS   Section
                     Section     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF            Section

THAT THE UNDERSIGNED, ________________________________, hereinafter referred to as "Grantor", whether one or more, for and in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee, herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto ______________________ __________, herein referred to as "Grantee", whether one or more, the real property described on attached Exhibit "A".

This conveyance, however, is made and accepted subject to any and all validly existing encumbrances, conditions and restrictions, relating to the hereinabove described property as now reflected by the records of the County Clerk of _______________________ County, Texas.

TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns forever; and Grantor does hereby bind Grantor, Grantor's heirs, executors, administrators, successors and/or assigns to WARRANT AND FOREVER DEFEND all and singular the said premises unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, against every person whomsoever claiming or to claim the same or any part thereof.

Current ad valorem taxes on said property having been prorated, the payment thereof is assumed by Grantee.

EXECUTED this _____ day of ____, 20___.

                                        ________________________________________

                                        ________________________________________


Grantee's Address:

________________________________________
________________________________________
________________________________________

THE STATE OF TEXAS   Section
                     Section
COUNTY OF            Section

The foregoing instrument was acknowledged before me on the _______ day of ______ _______, 20___, by ____________________.

                                        ________________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS
                                        PRINTED NAME OF NOTARY

                                        ________________________________________


MY COMMISSION EXPIRES:

____________________________


THE STATE OF TEXAS   Section
                     Section
COUNTY OF            Section

The foregoing instrument was acknowledged before me on the _______________ day of ____________, 20___, by ____________________.

                                        ________________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS
                                        PRINTED NAME OF NOTARY

                                        ________________________________________

MY COMMISSION EXPIRES:

_________________________

                                    EXHIBIT A

                                  Real Property

                                     Wyoming
                                     -------

                                  WARRANTY DEED

     ____________________________, Grantor, for and in consideration of TEN ($10.00) DOLLARS and other good and valuable consideration in hand paid, the receipt whereof is hereby acknowledged, hereby CONVEYS and WARRANTS to Grantee, whose address is _______________________________, the following described real property, hereby releasing and waiving all rights under and by virtue of the homestead exemption laws of the State of Wyoming, to-wit:

     The Grantor herein also grants and conveys to the Grantee all Grantor's right, title and interest in and to any and all water, water rights, water shares (if any), ditch rights, canal ditch shares (if any), wells and well rights, reservoirs and reservoir rights, and reservoir shares (if any) appurtenant to or used or usable in connection with the above described Real Property or any part thereof, all surface water, adjudicated and unadjudicated, appropriated and unappropriated.

     TOGETHER with all of Grantor's right, title and interest, in and to any and all oil, gas and minerals, appurtenant to or located on or under the above described property owned by the Grantor.

     TOGETHER with any and all tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and improvements thereon, any and all fixtures of a permanent nature thereon, and any and all easements, rights of way, and other rights appurtenant thereto;

     SUBJECT to easements, reservations, covenants and restrictions presently of record in the office of the County Clerk for _______________ County, Wyoming.

     WITNESS this hand this _______ day of ________________________, 2004.

_____________________

STATE OF ________________________     )
                                      ) ss
COUNTY OF _______________________     )


     The foregoing Warranty Deed was acknowledged before me by on this _____ day of ______________________, 2004.

Witness my hand and official seal.


________________________________________
Notary Public

My commission expires: ________________________

                                                                       Exhibit E
                                                                       ---------
                                     FORM OF

                               FIRPTA CERTIFICATE

To inform [name, entity, jurisdiction of Buyer or nominee] ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended (the "Code"), will not be required upon the transfer of certain real property to Transferee by [NAME OF SELLER], a [jurisdiction/entity] ("Transferor"), the undersigned hereby certifies the following on behalf of
Transferor:

     1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

     2.   Transferor's U.S. employer identification number is _________________.

     3.   Transferor's office address is _____________________________.

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury the undersigned declares that he/she has examined this Certification and to the best of his/her knowledge and belief it is true, correct and complete and that he/she has authority to sign this document on behalf of Transferor.


Dated: [insert date]                    [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                                                       Exhibit F
                                                                       ---------

                                     FORM OF

                   GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [name of the Hotel] (the "Hotel"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer." All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee all of the "Intangibles" (as such term is defined in the Purchase Agreement), subject to the terms and conditions set forth in this Assignment.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment and Assumption. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor's rights (if any and to the extent transferable) in, under and to the following:

          (a) [Marks. Each trademark, trade name, service mark, logo or other proprietary name, mark or design which is assignable in conjunction with a sale of the Hotel and which is used exclusively in connection with the Hotel, together with all the good will associated with the use of such name, mark or design in connection the Hotel.]

          (b) Permits. Each permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper operation and use of the Hotel (including, without limitation, any certificates of occupancy with respect to the Hotel Improvements (as defined in the Purchase Agreement), elevator permits, conditional use permits, zoning variances and business licenses, but excluding liquor licenses) to the extent transferable with the Hotel.

          (c) Repair Warranties. Each written guaranty, warranty or other obligation for repair or maintenance, from any contractor, manufacturer or vendor, with respect to any of the Hotel improvements, furnishings, fixtures or equipment, to the extent assignable in connection with a sale of the Hotel.

          (d) Reservations. Each reservation, commitment or agreement for the use of guest rooms, conference rooms, dining rooms or other facilities in the Hotel, to the extent pertaining to periods from and after the date hereof ("Reservations").

          (e) Reservation Deposits. Each deposit or advance payment received by Seller or the Manager (as defined in the Purchase Agreement) in connection with any Reservation.

          (f) Accounts. The account receivable for each person who is a guest at the Hotel on the night immediately preceding the date hereof ("Guest Accounts") and all other Accounts (as defined in the Purchase Agreement) of the Hotel set forth on Exhibit A hereto (collectively, "Assumed Accounts").

          (g) Records, Plans and Studies. On-site records, files and other written materials and electronic data pertaining to the operation of the Hotel, all existing plans and specifications for the Hotel improvements and any and all studies, analyses, reports and other such written materials or electronic data pertaining to the condition of the Hotel.

          (h) Other Intangibles. All other intangible personal property rights of whatever nature constituting part of the good will of the Hotel, except for "Leases" and "Contracts" (as defined in the Purchase Agreement) and rights which are expressly excluded from the sale of the Hotel under the Purchase Agreement.

Assignee accepts such assignment subject to all of the reservations, restrictions, limitations and other conditions applicable to Assignor's own use, exploitation and enjoyment of the Intangibles and hereby assumes all of the obligations and liabilities of Assignor, accruing from and after the date hereof, with respect to each of the Marks, Permits, Reservations, Reservation Deposits and Assumed Accounts.

     2. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     3. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     4. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     5. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of, respectively, Assignor and Assignee and their respective successors and assigns.

     7. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of Assignor hereby represents and warrants to Assignee that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.


ASSIGNOR:                               [NAME OF ASSIGNOR],
                                        a [jurisdiction/entity]


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

ASSIGNEE:                               [NAME OF ASSIGNEE],
                                        a [jurisdiction/entity]


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                Assumed Accounts

                                                                       Exhibit G
                                                                       ---------

                                  HOTEL PARCELS

                                   [Attached]

                                                                    Cheyenne, WY

                                    EXHIBIT G

     A tract of land situated in Tract 1 and the Easterly 300.40 feet of Tract 2, Capitol View Addition lying in the SW 1/4 Section 5, Township 13 North, Range 66 West, City of Cheyenne, Laramie County, Wyotning, more particularly described as follows:

     Commencing at the West one-sixteenth corner common to Sections 5 and 8, Township 13 North, Range 66 West;
     thence North 00DEG.17'00" West, a distance of 40.55 feet to the Southeast corner of Tract 1;
     thence North 89DEG.29'45" West, along the South line of Tract 1, a distance of 184.95 feet to the point of beginning;
     thence continuing North 89DEG.29'45" West, along the South line of tract 1, a distance of 425.48 feet to the Southwest corner of Tract 1;
     thence North 89DEG.29'45" West, along the South line of Tract 2, a distance of 300.40 feet;
     thence North 00DEG.30'15" East, a distance of 419.83 feet to the North line of Tract 2;
     thence North 85DEG.42'00" East, along the North line of Tract 2, a distance of 589.95 feet;
     thence South 26DEG.19'15" East, a distance of 299.90 feet;
     thence South 00DEG.17'00" East, a distance of 201.62 feet to the point of beginning.

Parcel One:                                                           Fresno, CA

That portion of the southeast quarter of Section 30, Township 13 South, Range 21 East, Mount Diablo Base and Meridian, In the City of Fresno, County of Fresno, State of California, according to the official plat thereof described as follows:

Beginning at the southeast corner of said Section 30; thence North 89DEG.
57' 24" West along the south line of said southeast quarter of Section 30; a distance of 2551.00 feet; thence North 00DEG. 11' 43" East parallel with the east line of said southeast quarter of Section 30, a distance of 874.62 feet to the point of curvature of a curve, concave to the Southeast, whose Interior angle is 70DEG. 13' and a radius of 1,000 feet; thence Northeasterly, along said curve, and along the northwesterly right of way line of North Gateway Boulevard as disclosed on the map of Tract No. 2392, Fresno Airport Center 2, recorded June 26, 1973 In Book 28, Page 12, of Maps, records of said county, an arc distance of 1225.51 feet to the point of tangency; thence North 70DEG.
24' 43" East a distance of 20.19 feet to the true point of beginning; thence North 70DEG. 24' 43" East a distance of 577.47 feet to the point of curvature of a curve, concave to the West, whose Interior angle is 94DEG. 57' 39" and radius is 15.00 feet; thence Northeasterly and Northwesterly along said curve and arc distance of 24.86 feet to the point of curvature of a curve, concave to the southwest, whose Interior angle is 22DEG. 17' 39" and radius is 936.00 feet; thence Northwesterly, along said curve an arc distance of 364.20 feet; thence South 70DEG. 24' 43" West a distance of 492.00 feet; thence South 19DEG. 35' 17" East a distance of 364.00 feet to the true point of beginning, being Parcel A of Parcel Map No. 76-57 in the City of Fresno, County of Fresno, State of California, according to the map thereof, recorded in Book 23, Page 24, of Parcel Maps, records of said county.

Pursuant to lot line adjustment No. 24-77.

Parcel Two:

That portion of the southeast quarter of Section 30, Township 13 South, Range 21 East, Mount Diablo Base and Meridian, In the City of Fresno, County of Fresno, State of California, according to the official plat thereof described as follows:

Beginning at the southeast corner of said Section 30, thence North 89DEG.
57' 24" West along the south line of said southeast quarter of Section 30, a distance of 2551.00 feet; thence North 00DEG. 11' 43" East parallel with the east line of said southeast quarter of Section 30, a distance of 874.62 feet to the point of curvature of a curve, concave to the Southeast, whose Interior angle is 70DEG. 13' and radius is 1000 feet; thence Northeasterly, along said curve, through a delta angle 58DEG. 06' 20" an arc distance of 1014.13 feet to the true point of beginning; thence continuing Northeasterly along said curve, through a delta angle of 12DEG. 06' 40" an arc of 211.38 feet to the point of tangency; thence North 70DEG. 24' 43" East a distance of 20.19 feet; thence North 19DEG. 35' 17" West a distance of 364.00 feet; thence
South 70DEG. 24' 43" West a distance of 230.00 feet; thence South 19DEG.
35' 17" East a distance of 386.26 feet to the true point of beginning, being Parcel B of Parcel Map No. 76-57, In the City of Fresno, County of Fresno, State of California, according to the map thereof, recorded in Book 23, Page 24, of Parcel Maps records of said county.

Pursuant to lot line adjustment No. 24-77.

Parcel Three:

The rights and easements as contained in that certain Agreement Granting Reciprocal Easements, dated July 22, 2003 and executed by Hotel Venture West, LP, Texas limited partnership and between Hotel Venture Limited Partnership, a Delaware limited partnership recorded July 24, 2003, as Instrument No. 2003-168318, Official Records, Fresno County Records

Assessor's Parcel Number: 494-233-08
Arb. Numbers : 440-002-87-04, 06 and 07
440-050-06, 06.01 and 06-01-01

                                                                  Fort Smith, AR

The property described hereon is the same property described in Block 516 of Reserve Addition, Fort Smith, Sebastian County, Arkansas and that part of the right-of-way from Parker Avenue between Block 516 and Block 522 of Reserve Addition which is part of the Northwest Quarter of the Northeast Quarter of Fractional Section 17, Township 8 North, Range 32 West, Fort Smith, Sebastian County, Arkansas, more particularly described as follows:

Beginning at the northernmost corner of said Block 516, said point being the intersection of the Southeasterly right-of-way of South 7th Street and the Southwesterly right-of-way of Rogers Avenue; thence Southeasterly along said Southwesterly right-of-way of Rogers Avenue, 300.00 feet to the easternmost corner of Block 516 and the Northwesterly right-of-way of South 8th Street; thence Southwesterly along said Northwesterly right-of-way, 380.00 feet to the easternmost corner of Block 522, said point being on the Southwesterly right-of-way of Parker Avenue; thence Northwesterly along said Southwesterly right-of-way, 300.00 feet to the northernmost corner of said Block 522, said point being on the Southeasterly right-of-way of South 7th Street; thence Northeasterly along said Southeasterly right-of-way of South 7th Street, 380.00 feet to the point of beginning. Being the same property conveyed to the Fort Smith Plaza, an Arkansas General Partnership by deed from the City of Fort Smith, Arkansas recorded December 6, 1985 among the land records of Sebastian County, Arkansas in Book 473 Page 351. Less and except property conveyed to the City of Fort Smith, Arkansas recorded as Document No. 7014496 and No. 7014497 as affected by Correction Quitclaim Deed dated June 25, 2003 Filed July 23, 2003, recorded as Document No. 7109833, land records of Sebastian County, Arkansas.

                                                                       Loop 289,
                                                                     Lubbock, TX

TRACT ONE: (FEE SIMPLE ESTATE)

METES AND BOUNDS DESCRIPTION of Tract "C" Live Oak Addition to the City of Lubbock; and a 4.95 feet by 65.42 feet tract, and a portion of Tract "H", Live Oak Addition to the City of Lubbock; all in Section 12, Block E-2, Lubbock County, Texas, (Tract "C" being recorded In Volume 1318, Page 102, and Tract "H" being recorded in Volume 1641, Page 605, Deed Records of Lubbock County, Texas) being further described as follows:

BEGINNING at a 3/8" Iron rod found in the South right-of-way line of Loop 289,

same point being the Northwest corner of said Tract "C" which bears N
0DEG.03' W, a distance of 3320.35 feet and N 89DEG.57' E, a distance of 1172.00 feet from the Southwest corner of Section 12, Block E-2, Lubbock County, Texas;

THENCE N 89DEG.57' E along said right-of-way line of Loop 289, a distance of
603.00 feet to an "X" cut in concrete at the Northeast corner of said Tract "C";

THENCE S 0DEG.03' E, a distance of 670.35 feet to a concrete nail found at the Southeast corner of said Tract "C";

THENCE S 89DEG.57' W. a distance of 537.58 feet to a 3/8" iron rod found at the most Southwesterly corner of said Tract "C";

THENCE N 0DEG.03' W, a distance of 180.80 feet to a found 1/2" iron rod with cap;

THENCE S 89DEG.57' W, a distance of 1.00 foot to a found railroad spike;

THENCE N 0DEG.03' W, a distance of 277.10 feet to a point in wall of building 0.1 feet North and 0.6 feet West of an Interior corner of said building;

THENCE S 89DEG.57' W, at 14.6 feet pass outside the West wall of said building, in all, 64.42 feet to a found railroad spike;

THENCE N 0DEG.03' W, at 1.00 foot pass a railroad spike found at the Southwest corner of said 4.95 feet by 65.42 feet tract, at 5.95 feet pass a railroad spike found at a corner of said Tract "C", and continuing along the Westernmost line of said Tract "C" for a total distance of 212.45 feet to the POINT OF BEGINNING.

TRACT TWO: (EASEMENT ESTATE)

Non-Exclusive Easement for Ingress, Egress and Regress and that certain non-exclusive easement of use of a public parking area as created in that certain "Restrictions and Joint Easement" by and between Western Associates, Inc. and Orchid Gardens, Inc., on May 2,1978, recorded In Volume 1580, Page 731 of the Deed Records of Lubbock County, Texas; being further described as follows:

The Easternmost Twenty-Four (24') feet of the herein below described property pursuant to Paragraph 1, Page 3, according to the "Restrictions and Joint Easement" thereof recorded in Volume 1580, Page 731 of the Deed Records of Lubbock County, Texas;

A tract of land out of Section 12, Block E-2, Lubbock County, Texas and being more particularly described as follows:

BEGINNING at a 3/8" iron rod set for the Southwest and beginning corner of this tract, from whence the Southwest corner of Section 12 bears South 89DEG.57' West, 799.95 feet and South 0DEG.03' East, 2640.0 feet;

THENCE North 0DEG.03' West, at 10.0 feet pass an iron rod continuing for a total distance of 680.35 feet to a 3/8" iron rod set in the south right-of-way line of Loop 289 for the Northwest corner of this tract;

THENCE North 89DEG.57' East, along said right-of-way, 372.05 feet to a 3/8" iron rod set for the North-Northeast corner of this tract;

THENCE South 0DEG.03' East, 206.5 feet to a 3/8" iron rod set for an L-corner of this tract;

THENCE North 89DEG.57' East, 65.42 feet to a 3/8" iron rod set for the East-Northeast corner of this tract;

THENCE South 0DEG.03' East, at 453.85 feet pass an iron rod and continuing for a total distance of 463.85 feet to a 3/8" iron rod set for the Southeast corner of this tract;

THENCE South 89DEG.57' West, 437.47 feet to the PLACE OF BEGINNING.

                                                                       Avenue Q,
                                                                     Lubbock, TX

Lot One (1), Block Six (6), Memorial Center Addition to the City of Lubbock, Lubbock County, Texas, said being a replat of Earhart Subdivision, Judd Ellis Ford Addition, a part of Norton Addition and Blocks 81, 65 and part of 49, Original Town City of Lubbock, Lubbock County, Texas according to the map, plat and/or dedication deed thereof, recorded in Volume 1354, Page 558, Deed Records, Lubbock County, Texas and Corrected in Volume 1355, Page 618, Deed Records, Lubbock County, Texas, being further described by metes and bounds as follows:

BEGINNING at a 3/4" square tube found at the Southwest corner of Lot 1, said tube bears North a distance of 325.00 feet and East a distance of 14.00 feet from the original Southwest corner of Earhart Subdivision;

THENCE North a distance of 260.00 feet along the East line of Avenue Q to a point of curvature;

THENCE Northeasterly, an arc length of 37.87 feet around a curve to the right, said curve having a radius of 25.00 feet, a central angle of 86DEG.48'04", tangent lengths of 23.64 feet, and a chord bearing of N 43DEG.24'02" E,
34.35 feet to an "X" found in concrete for a point of reverse curvature;

THENCE Northeasterly an arc length of 239.12 feet along the South line of 8th Street, around a non-tangent curve to the left, said curve having a radius of
448.00 feet, central angle of 30DEG.57'23", tangent lengths of 124.06 feet, and a chord bearing of N 71DEG.22'19" E, 239.12 feet (Record: central angle of 30DEG.45'04", tangent lengths of 123.19 feet, and a chord distance of
227.57 feet) to a "crow's foot" found in sidewalk;

THENCE Northeasterly an arc length of 229.91 feet, around a curve to the right, said curve having a radius of 388.00 feet, central angle of 33DEG.57', tangent lengths of 118.44 feet, and a chord bearing N 73DEG.01'30" E, 226.56 feet to a found 3/8" rod;

THENCE East a distance of 118.72 feet to a 3/8" Iron rod found at a point of curvature;

THENCE Southeasterly an arc length of 39.27 feet, around a curve to the right, said curve having a radius of 25.00 feet, and a chord bearing S 45DEG. E,
35.36 feet to a found 1/2" rod;

THENCE South a distance of 234.18 feet along the West line of Avenue O to a "crow's foot" cut in concrete for a point of curvature;

THENCE Southeasterly (Record: Southwesterly) an arc length of 169.89 feet, around a curve to the left, said curve having a radius of 717.86 feet, a central angle of 13DEG.33'34", tangent lengths of 85.34 feet, and a chord bearing of S 6DEG.46'47" E, 169.49 feet to an "X" cut in concrete for the Southeast corner of Lot 1;

THENCE West a distance of 630.61 feet along the North line of an alley and Lot 2 to the POINT OF BEGINNING and containing 5.23 acres, more or less.

                                                                    Billings, MT

That part of S1/2NW1/4 of Section 17, Township 1 South, Range 26 East, of the Principal Montana Meridian, in the City of Billings, Yellowstone County, Montana, described as Tracts 4 and 5, of CERTIFICATE OF SURVEY NO. 1091, on file in the office of the Clerk and Recorder of said County, under Document No. 819695.

EXCEPT that part conveyed to the State of Montana for the benefit and use of its State Highway Commission by Bargain and Sale Deed recorded December 15, 1992, in Book 1387, Page 4167, under Document 1664254, records of Yellowstone County, Montana.

                                                                       Exhibit H
                                                                       ---------

                                HOTEL PROPERTIES

1.   Holiday Inn Grand Montana, 5500 Midland Road, Billings, Montana

2.   Holiday Inn Cheyenne, 204 West Fox Farm Road, Cheyenne, Wyoming

3.   Holiday Inn City Center, 700 Rogers Avenue, Fort Smith, Arkansas

4.   Holiday Inn Fresno Airport, 5090 East Clinton Way, Fresno, California

5.   Holiday Inn Park Plaza, 3201 South Loop 289, Lubbock, Texas

6.   Holiday Inn Hotel and Towers, 801 Avenue Q, Lubbock, Texas

                                                                       Exhibit I
                                                                       ---------

RECORDING REQUESTED BY:

AND WHEN RECORDED, MAIL TO:
________________________________________________________________________________
                                                       [FOR RECORDER'S USE ONLY]

                                     FORM OF

                            TENANT LEASES ASSIGNMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee").

                                    RECITALS
                                    --------

          C. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [Name and location of Hotel], including all the parcels of land described in Exhibit A hereto (altogether, the "Property"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer," for purchase of the land described in Exhibit A attached hereto, together with the improvements thereon (altogether, the "Property"). All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          D. In conjunction with the sale and purchase of the Property, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, all of the lessor's interest under the space leases encumbering the Property, as identified in the Schedule of Leases attached hereto as Exhibit B, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights, title and interest as lessor in, under and to each of the Leases and to all rents and other sums hereafter owing and all other rights, benefits and privileges hereafter accruing to the lessor thereunder.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Leases accruing from and after the date hereof.

     3. Indemnifications by Assignor and Assignee. Assignor shall indemnify Assignee, its successors and assigns, from and against any claim or liability for breach or default on the part of the lessor under any Lease based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) before the date hereof. Assignee shall indemnify Assignor, its successors and assigns, from and against any claim or liability for breach or default on the part of the lessor under any Lease based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) on or after the date hereof.

     4. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     5. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     6. Counterparts; Recording. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Only Assignee, or its successor or assign, shall have the right to record this Assignment and Assignor shall not record any counterpart hereof.

     7. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the [state where the Property is located] [State of New York] and for all purposes shall be governed by and construed in accordance with such laws.

     8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     9. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                               [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

ASSIGNEE:                               [NAME, entity, jurisdiction of Buyer or
                                        nominee]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                ACKNOWLEDGEMENTS
                                ----------------

STATE OF                      )
                              ) ss:
COUNTY OF ____________________)

On _________________, before me, ____________________, personally appeared
_________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

________________________________________                 [SEAL]

STATE OF CALIFORNIA           )
                              ) ss:
COUNTY OF ____________________)

On _________________, before me, ____________________, personally appeared
_____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

________________________________________                 [SEAL]

                                    EXHIBIT A

                                      Land

                                    EXHIBIT B

                               Schedule of Leases

                                                                       Exhibit J
                                                                       ---------

                           SCHEDULE OF OFFSITE RIGHTS

     The items set forth on Schedule 5.1(h) are incorporated herein by reference.

                                                                       Exhibit K
                                                                       ---------

RECORDING REQUESTED BY:

AND WHEN RECORDED, MAIL TO:
________________________________________________________________________________
                                                       [FOR RECORDER'S USE ONLY]

                                     FORM OF

                     AGREEMENT FOR ASSIGNMENT AND ASSUMPTION
                                OF OFFSITE RIGHTS

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [legal name, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement for Purchase and Sale (the "Purchase Agreement") for the Hotels specified therein, including all the parcels of land described in Exhibit A hereto (altogether, the "Hotel"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer." All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, all of Assignor's rights, title and interest in, to and under the "Offsite Rights" (as identified in the Schedule of Offsite Rights attached hereto as Exhibit B), subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights, title and interest in, to and under each of the leases, licenses, agreements, instruments and other documents identified as the Offsite Rights in Exhibit B hereto and to all rights, benefits and privileges accruing thereunder or appurtenant thereto.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Offsite Rights accruing from and after the date hereof.

     3. Indemnifications by Assignor and Assignee. Assignor shall indemnify Assignee, its successors and assigns, from and against any and all claims and liability, and expenses related thereto (including attorneys' fees actually and reasonably incurred) for breach or default on the part of the owner of the Hotel under any Offsite Right based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) before the date hereof. Assignee shall indemnify Assignor, its successors and assigns, from and against any and all claims and liability, and expenses related thereto (including attorneys' fees actually and reasonably incurred) for breach or default on the part of the owner of the Hotel under any Offsite Right based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) on or after the date hereof.

     4. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     5. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     6. Counterparts; Recording. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Only Assignee, or its successor or assign, shall have the right to record this Assignment and Assignor shall not record any counterpart hereof.

     7. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     9. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                               [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

ASSIGNEE:                               [NAME, entity, jurisdiction of Buyer or
                                        nominee]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                ACKNOWLEDGEMENTS

STATE OF                      )
                              ) ss:
COUNTY OF ____________________)

On __________________________________, before me, _____________________________
___________, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

________________________________________                 [SEAL]

STATE OF CALIFORNIA           )
                              ) ss:
COUNTY OF ____________________)

On __________________________________, before me, _____________________________
___________, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

________________________________________                 [SEAL]

                                    EXHIBIT A

                                      Land

                                    EXHIBIT B

                           Schedule of Offsite Rights

                                                                       Exhibit L
                                                                       ---------

                                     FORM OF

                          SELLERS' CLOSING CERTIFICATE

[Name of Seller], a [jurisdiction/entity] ("Seller") has entered into that certain Agreement of Purchase and Sale Agreement for the [Name and location of Hotel], dated [insert date of Agreement] (the "Purchase Agreement") with AP/APMC Partners, LLC, which has assigned all of its rights, title and interest under the Purchase Agreement to [name of assignee] ("Buyer"). Seller hereby certifies to Buyer that, as of the date of this certificate:

     (1) The representations and warranties of Seller contained in the Purchase Agreement that are qualified as to materiality are true and correct, and the representations and warranties of Seller contained in the Purchase Agreement not so qualified as to materiality are true and correct in all material respects.

     (2) Each of the covenants and agreements of Seller to be performed on or prior to the Closing have been duly performed in all material respects.

Dated: [Insert Date]                    [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                            ------------------------------------

                                                                       Exhibit M
                                                                       ---------

                           SURVEY OF EACH HOTEL PARCEL

"Minimum Standard Detail requirements for ALTA/ACSM Land title Surveys", jointly established and adopted by ALTA, ACSM and NSPS in 1999, including Items 2, 3, 4, 6, 7a, 7b1, 7c, 8, 9, 10 and 11 of Table A thereof.

                                                                       Exhibit N
                                                                       ---------

                                     FORM OF

                       HOTEL LICENSE ESTOPPEL CERTIFICATE

TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

          [Seller Entity] and its assigns ("Seller")
          __________________________________
          __________________________________
          Attention: _______________________

Re: [Hotel License Agreement between _____________ ("Licensor") and ________________ ("Licensee"), dated as of _____________ (the "Hotel
          License Agreement")]

Ladies and Gentlemen:

We understand that Buyer and Seller are entering a transaction pursuant to which Seller will assign its right, title and interest in and to the Hotel License Agreement to Buyer or Buyer's assignee (or Buyer will seek to execute a new hotel license agreement with Licensor). Licensor is delivering this Certificate in the knowledge that Buyer and its assigns will rely upon it in acquiring Seller's right, title and interest in and to the Hotel License Agreement.

Therefore, Licensor certifies to each of Buyer, Buyer's assigns and Seller as follows:

1. Except as referenced above, the Hotel License Agreement has not been amended or supplemented.

2.   The Hotel License Agreement is in full force and effect.

3. There are no existing defaults in the performance by Licensee of any of Licensee's obligations under the Hotel License Agreement, and Licensor has no knowledge of any condition or event which, with the giving of notice, the passage of time, or both, would constitute a default by Licensee under the Hotel License Agreement.

4. There are no sums currently due and payable to Licensor under the Hotel License Agreement.

5. The term of the Hotel License Agreement commenced on [___________] and expires on [_______]. [Discuss extensions, if applicable.]

                                        Very truly yours,

                                        [Licensor]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit O
                                                                       ---------

                                     FORM OF

                      HOTEL MANAGEMENT ESTOPPEL CERTIFICATE

TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

Re: [Hotel Management Agreement between _____________ ("Manager") and ________________ ("Owner"), dated as of _____________ (the "Hotel
          Management Agreement")]

Ladies and Gentlemen:

We understand that Buyer and Seller are entering a transaction pursuant to which Seller will assign its right, title and interest in and to the Hotel Management Agreement to Buyer or Buyer's assignee (or Buyer will seek to execute a new hotel management agreement with Manager). Manager is delivering this Certificate in the knowledge that Buyer and its assigns will rely upon it in acquiring Seller's right, title and interest in and to the Hotel Management Agreement.

Therefore, Manager certifies to each of Buyer, Buyer's assigns and Seller as follows:

1. Except as referenced above, the Hotel Management Agreement has not been amended or supplemented.

2.   The Hotel Management Agreement is in full force and effect.

3. There are no existing defaults in the performance by Owner of any of Owner's obligations under the Hotel Management Agreement, and Manager has no knowledge of any condition or event which, with the giving of notice, the passage of time, or both, would constitute a default by Owner under the Hotel Management Agreement.

4. There are no sums currently due and payable to Manager under the Hotel Management Agreement.

5. The term of the Hotel Management Agreement commenced on [___________] and expires on [_______]. [Discuss extensions, if applicable.]

                                        Very truly yours,

                                        [Manager]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit P
                                                                       ---------

                                     FORM OF

                        ASSUMED LOAN ESTOPPEL CERTIFICATE

TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

          [Seller Entity] and its assigns ("Seller")

          __________________________________
          __________________________________
          Attention: _______________________

Re:       [Loan Agreement between ______________ ("Lender") and
          __________________ ("Borrower"), dated as of ____________ (the "Loan
          Agreement")]

Ladies and Gentlemen:

We understand that Buyer and Seller are entering a transaction pursuant to which Seller will assign its right, title and interest in and to the Loan Agreement to Buyer or Buyer's assignee. Lender is delivering this Certificate in the knowledge that Buyer and its assigns will rely upon it in acquiring Seller's right, title and interest in and to the Loan Agreement.

Therefore, Lender certifies to each of Buyer, Buyer's assigns and Seller as follows:

1. Except as referenced above, the Loan Agreement has not been amended or supplemented.

2.   The Loan Agreement is in full force and effect.

3. There are no existing defaults in the performance by Borrower of any of Borrower's obligations under the Loan Agreement, and Lender has no knowledge of any condition or event which, with the giving of notice, the passage of time, or both, would constitute a default by Borrower under the Loan Agreement.

4.   As of ___________, ___:

     (a) The outstanding principal balance under the Loan Agreement was $______; the amount of undisbursed Loan Agreement funds was $________.

     (b) Interest under the Loan Agreement had been paid through ___________, ____; unpaid interest outstanding under the Loan Agreement was $___________.

5. All amounts outstanding pursuant to the Loan Agreement mature and are due and payable on _____________.

                                        Very truly yours,

                                        [Lender]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit Q
                                                                       ---------

                                     FORM OF

                           TENANT ESTOPPEL CERTIFICATE

TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

          [Name of Seller] and its assigns ("Seller")
          __________________________________
          __________________________________
          Attention: _______________________

RE: Lease of Space (the "Lease") in [Name and location of Hotel] (the "Hotel") between [Name of Seller and, if applicable: as successor in title and interest {Lessor party named in Lease}], as lessor, and the undersigned [if applicable: as successor in interest to {Lessee party named in Lease}], as lessee

The undersigned is the tenant ("Tenant") under the Lease. Tenant hereby certifies and agrees as follows:

     1. The lease agreement and (if any) the amendment(s) and other documents identified in Exhibit A to this Certificate are the only agreements evidencing and governing the Lease, and the Lease, as so identified in Exhibit A hereto, is in full force and effect and constitutes the entire agreement between the parties. Tenant acknowledges that the lessor identified above is currently its landlord (the "Landlord") under the Lease.

     2. The commencement date for the initial term of the Lease is [insert date], [if applicable: the rent commencement date of the Lease is [insert date] and Tenant took occupancy of the leased premises under the Lease on [insert date]. The initial term of the Lease will expire on [insert date] and Tenant has no rights to extend or renew the Lease except as set forth here: ______________.

     3. There are not, to the best of Tenant's knowledge, any uncured defaults on the part of Landlord, or any events or conditions now in existence which will, with notice or the passage of time or both, constitute a default on the part of Landlord.

     4. There are not any uncured defaults on Tenant's part, or any events or conditions now in existence which will, with notice or the passage of time or both, constitute a default on its part.

     5. Tenant has made no agreements with Landlord, or with any predecessor or agent of Landlord, concerning free rent, partial rent, rebate of rental payments or other rental concession except as set forth in the Lease. Any such period of free rent or other rent concession has already expired (except as indicated here: _________).

     6. There are no unsatisfied obligations on the part of Landlord to construct, install, alter or repair, or to pay or reimburse the costs of installing, altering or repairing, any improvements to Tenant's leased premises, or to make any other payments to or on behalf of Tenant (except as indicated here: _______________________).

     7. Except for a security deposit (if any) in the amount specified below and for the current month's base rent, Tenant has not made any deposit or paid any rents or other sums in advance with respect to the Lease.

Amount of Security Deposit: $__________________ (if left blank, none).

     8.   The current base monthly rent under the Lease is $___________________.

     9. The Premises consist of approximately ___________ [net rentable] or [gross] square feet of [office] [retail] space. [If there are expense passthroughs: Tenant's share of common area maintenance, taxes and other operating expenses under the Lease is __% of such expenses {if applicable: in excess of [stop amounts] [those for calendar year ______]} and Tenant currently pays $_______ per month on account of such expenses. Tenant has no claims with respect to any such expense payments made for prior years.]

     10. Tenant currently maintains the commercial premises liability and property hazard insurance policies with respect to its premises in the minimum amounts and coverage required by the Lease.

     11. Tenant has no options, rights of first offer or negotiation or other such preemptive rights to lease additional space with the Hotel (or to purchase the Hotel), except for the rights and space(s) specifically described here:
_____________________________________________.

     12. There is not currently pending with respect to Tenant, or any majority shareholder or equity holder (direct or indirect) in Tenant, any proceeding under the Bankruptcy Code, or under any other law or process for the relief of debtors or the protection of creditors generally, nor does Tenant (or, to Tenant's knowledge, any other party) contemplate such a proceeding.

     13. The Lease entitles Tenant to the [non-exclusive] or [exclusive] use of ________________ parking spaces at the Hotel.

     14. Tenant has not assigned its rights under the Lease or sublet any portion of the Premises.

     15. Tenant has no notice of any prior assignment, hypothecation, grant of security interest, or pledge by Landlord of the Lease or the rents due thereunder. Tenant has not assigned, hypothecated, granted a security interest or pledged its interest in the Lease to any person or entity.

     16.  Tenant's current address for notices under or concerning the Lease is:

                       ----------------------------------
                       ----------------------------------
                       ----------------------------------

     17. The individual executing this Certificate on behalf of Tenant is empowered and authorized to do so.

This Certificate is being delivered in connection with the transfer of the Hotel to Buyer and Tenant understands and agrees that Buyer, its successors, assigns and lenders, will be relying upon this Certificate and agrees that each of them is entitled to do so.

Dated: [insert date]

TENANT:                                 [Name of Tenant]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                 Lease Agreement

                                                                       Exhibit R
                                                                       ---------

                                EQUIPMENT LEASES

                                  See attached.

                                                      CIRCA CAPITAL/HOLIDAY INN
                                                SUMMARY OF EQUIPMENT LEASE AGREEMENTS

EXHIBIT R

------------------------------------------------------------------------------------------------------------------------------------
Property              Vendor        Type of Contract  Contract Date   Term Date      Provisions       Contract Fees        Other
------------------------------------------------------------------------------------------------------------------------------------
Billings        Midland Office      Copier Lease      5/24/1999      5/24/2002     30 days written  349.75 a month    Terminating
                Equipment, Inc.     Monthly                                        notice of term                     June 1st
                                                                                   date of intent
                                                                                   to return
                                                                                   equipment
------------------------------------------------------------------------------------------------------------------------------------
                Franco Postalia     Postage Meter     Mar-00         Mar-03        3 yr initial     47.07 monthly     Billed
                                    and Scale                                      term                               Quartely
                                                                                   (Satisfied)
                                                                                   Annual renewal
------------------------------------------------------------------------------------------------------------------------------------
Cheyenne        Francoty-postalia   Postage Meter                                  4 year contract  187.65
                                    Rental                                                          quarterly
------------------------------------------------------------------------------------------------------------------------------------
                Xerographic         Copier in Scales  Aug 19 1999    Feb 27 2003   automatic        413.37/mth        presently this
                                                                                   yearly renewal   plus .03 per      is on a month
                                                                                                    copy over         to month basis
                                                                                                    1200              since contract
                                                                                                                      expired
------------------------------------------------------------------------------------------------------------------------------------
Ft. Smith       Wright Office       Copiers           July 31 2003   July 31 2008                   385.00 monthly
                Machines
------------------------------------------------------------------------------------------------------------------------------------

                                                      CIRCA CAPITAL/HOLIDAY INN
                                                SUMMARY OF EQUIPMENT LEASE AGREEMENTS

EXHIBIT R - Page 2

------------------------------------------------------------------------------------------------------------------------------------
Property              Vendor        Type of Contract  Contract Date   Term Date      Provisions       Contract Fees        Other
------------------------------------------------------------------------------------------------------------------------------------
Fresno          Caltronics          Copier Monthly    July 2 2002    July 2 2001   Annual renewal   .01727 per copy
                                    Maintenance                                    Acceptance       with a minimum
                                    Agreement                                      signature        of 9,000 copies
                                                                                                    per month
------------------------------------------------------------------------------------------------------------------------------------
                Franco Postalia     Postage Meter     Mar 20 2000    Mar 20 2003   3 yr Initial     47.07 monthly     Billed
                                    and Scale                                      term                               quarterly
                                                                                   (Satisfied)
                                                                                   Annual renewal
------------------------------------------------------------------------------------------------------------------------------------
Lubbock Towers  Neopost             Postage machine   Mar 7 2001     1 year        Annual renewal   478.06 yearly
------------------------------------------------------------------------------------------------------------------------------------
                Xerox               Copiers           Oct 24 2003    5 years                        249.10+.0105
                                                                                                    per copy
------------------------------------------------------------------------------------------------------------------------------------
                Xerox               Copiers           Oct 24 2003    5 years                        113.58+.0137
                                                                                                    per copy
------------------------------------------------------------------------------------------------------------------------------------
Lubbock Plaza   Francotyp-Postalia  Postage Meter     May 28 1996    May 28 1999   3 Yr initial     113.07 Quarterly
                                    and Scale                                      Contract
                                                                                   fulfilled
------------------------------------------------------------------------------------------------------------------------------------
                Xerox               Copiers           Nov 26 2003    Montly        60 month         518.46
------------------------------------------------------------------------------------------------------------------------------------

--------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit S
                                                                       ---------

                                     FORM OF

                               NOTICE TO TENANT OF
                              SALE OF HOTEL (LEASE)

BY CERTIFIED MAIL ONLY

[Name and Address of Franchisor or Licensor]

Re: Hotel License Agreement dated [date of agreement] (the "Hotel License Agreement")

Dear Tenant:

On [Closing Date], the property known as the [Name of Hotel], located at [address of Hotel] (the "Hotel"), with respect to which you are a Franchisor or Licensor under the Hotel License Agreement, was sold to [name of Buyer] ("Buyer").

Henceforth, all fees and other payments due under the Hotel License Agreement should be remitted to Buyer's manager at the following address:

                           [Address for fee payments]

and notice and other communications to landlord under or with respect to the Lease should be delivered to:

                         [Name and address for notices]

until you are directed otherwise by Buyer or Buyer's manager.

                                        Very truly yours,

                                        [Name of Seller and/or the Manager, as
                                        appropriate]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                       S-1